                                                                   EXHIBIT 10.17
                          RESTATEMENT AND AMENDMENT OF
                                 LOAN AGREEMENT


                                     BETWEEN


                              CAMDEN PROPERTY TRUST


                                    BORROWER


                                       AND


                           NATIONSBANK OF TEXAS, N.A.


                                      AGENT


                                       AND


                            THE LENDERS NAMED HEREIN


                                     LENDERS


                              dated effective as of
                                November 25, 1997

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE 1. - GENERAL INFORMATION..................................................................................1
         1.1.     Loan............................................................................................1
         1.2.     Purpose.........................................................................................1
         1.3.     Loan Documents..................................................................................1

ARTICLE 2 - DEFINITIONS...........................................................................................1

ARTICLE 3 - THE LOAN..............................................................................................6
         3.1.     Commitment and Advances.........................................................................6
         3.2.     Direct Advances to Lenders......................................................................6
         3.3.     Disbursement and Performance by Lenders.........................................................6
         3.4.     Fees............................................................................................7
         3.5.     Advance Request.................................................................................7
         3.6.     Conditions to All Advances......................................................................7
         3.7.     Bid Rate Loans..................................................................................8

ARTICLE 4 - PAYMENT...............................................................................................9
         4.1      Repayment at Maturity; Mandatory Principal Reductions...........................................9
         4.2.     Interest........................................................................................9
         4.3.     Payment of Principal and Interest..............................................................11
         4.4.     Prepayment Premium.............................................................................11
         4.5.     Past-Due Obligations...........................................................................11
         4.6.     Application of Payments........................................................................11
         4.7.     General Provisions.............................................................................12
         4.8.     Extension of Maturity Date.....................................................................12

ARTICLE 5 - ASSET POOL...........................................................................................12
         5.1.     Property Pool..................................................................................12
         5.2.     Negative Pledge Agreements.....................................................................13

ARTICLE 6 - INTERCREDITOR MATTERS................................................................................13
         6.1.     Intercreditor Agreement........................................................................13
         6.2.     Successors and Assigns; Participations.........................................................13

ARTICLE 7 - ADDITIONAL REPRESENTATIONS, WARRANTIES,
         COVENANTS AND AGREEMENTS................................................................................14
         7.1.     Financial Statements...........................................................................14
         7.2.     Litigation.....................................................................................15
         7.3.     Existence and Rights...........................................................................15
         7.4.     Authorization, Conflicts, Enforceability.......................................................15
         7.5.     Title to the Property..........................................................................15
         7.6.     Legal Requirements.............................................................................15
         7.7.     Utilities and Access...........................................................................16
         7.8.     Full Disclosure................................................................................16
         7.9.     Certain Regulatory Matters.....................................................................16
         7.10.    Principal Office, Etc..........................................................................16
         7.11.    Payment and Performance........................................................................16
         7.12.    Inspection of the Property.....................................................................16
         7.13.    Estoppel Certificate...........................................................................16
         7.14.    Maintenance and Use............................................................................16
         7.15.    Notice to Agent................................................................................17
         7.16.    Costs and Expenses.............................................................................17
         7.17.    Further Assurances.............................................................................17
         7.18.    No Assignment..................................................................................17
         7.19.    INDEMNIFICATION................................................................................17
         7.20.    REIT Status....................................................................................18
         7.21.    Management of Property.........................................................................18
         7.22.    Minimum Net Worth..............................................................................18
         7.23.    Liabilities/Assets Ratios......................................................................18
         7.24.    Notice of Rating Change/Definition Change......................................................18
         7.25.    Earnings Ratios................................................................................18
         7.26.    Unencumbered NOI...............................................................................18
         7.27.    Limitation on Distributions....................................................................19
         7.28.    Cost of Unimproved Real Estate.................................................................19
         7.29.    Borrower's Equity Interests....................................................................19
         7.30.    Non-Apartment Project Assets...................................................................19
         7.31.    Cost of Development Projects...................................................................19


                                      (i)

         7.32.    Notes Receivable...............................................................................19
         7.33.    Market Capitalization..........................................................................19
         7.34.    Additional Covenants Regarding Consolidated Subsidiaries.......................................19
         7.35     Additional Agreements Regarding Guaranty.......................................................20
         7.36     Additional Covenant Regarding Certain Subsidiaries.............................................21

ARTICLE 8 - DEFAULT AND REMEDIES.................................................................................21
         8.1.     Default........................................................................................21
         8.2.     Notice and Cure................................................................................22
         8.3.     Certain Remedies...............................................................................22
         8.4.     Rights and Remedies Cumulative.................................................................22

ARTICLE 9 - GENERAL TERMS AND CONDITIONS.........................................................................22
         9.1.     Loan Documents.................................................................................22
         9.2.     Waiver.........................................................................................23
         9.3.     Lenders' Consent or Approval...................................................................23
         9.4.     Modification or Termination....................................................................23
         9.5.     Forum..........................................................................................23
         9.6.     Compliance with Usury Laws.....................................................................23
         9.7.     Notices........................................................................................24
         9.8.     No Brokers.....................................................................................24
         9.9.     Partial Invalidity.............................................................................24
         9.10.    Interpretation.................................................................................24
         9.11.    Disclosure of Information......................................................................24
         9.12.    Binding Effect.................................................................................24
         9.13.    Conditions for the Benefit of Lenders..........................................................24
         9.14.    Counterparts...................................................................................25
         9.15.    No Partnership, etc............................................................................25
         9.16.    Loan Agreement Governs.........................................................................25
         9.17.    Time of Essence................................................................................25
         9.18.    Applicable Law.................................................................................25
         9.19.    Participation or Sale of Loan..................................................................25
         9.20.    Survival of Representations, Warranties and Covenants..........................................25
         9.21.    Payments Set Aside.............................................................................25
         9.22.    Disclaimer of Financing........................................................................26
         9.23.    Evidence of Satisfaction.......................................................................26
         9.24.    Time References................................................................................26

ARTICLE 10 - EXHIBITS............................................................................................26
         10.1.    Exhibits.......................................................................................26

ARTICLE 11 - MANDATORY ARBITRATION...............................................................................26
         11.1.    Mandatory Arbitration..........................................................................26

ARTICLE 12 - ENTIRE AGREEMENT....................................................................................27
         12.1.    Entire Agreement...............................................................................27


EXHIBITS

Exhibit "A"    -   Closing Conditions
Exhibit "B"    -   Affidavit and Advance Request
Exhibit "C"    -   Compliance Certificate
Exhibit "D"    -   Eurodollar Rate Notice
Exhibit "E"    -   Schedule of Parties, Addresses, Commitments
                   and Wiring Instructions
Exhibit "F"    -   Form of Assignment and Acceptance
Exhibit "G"    -   Bid Rate Note Form
Exhibit "H"    -   Bid Loan Request Confirmation
Exhibit "I"    -   Invitation to Bid
Exhibit "J"    -   Confirmation of Bid
Exhibit "K"    -   Notice of Acceptance of Bid
Exhibit "L"    -   Form of Guaranty
Exhibit "M"    -   Advance Note Form

                            RESTATEMENT AND AMENDMENT
                                OF LOAN AGREEMENT


         THIS RESTATEMENT AND AMENDMENT OF LOAN AGREEMENT (this "Agreement"), dated effective as of November 25, 1997, is made as a restatement and amendment of the Prior Loan Agreement (defined below) by Lenders (defined below), NATIONSBANK OF TEXAS, N.A., a national banking association, for itself and as Agent for Lenders, and CAMDEN PROPERTY TRUST, a Texas real estate investment trust ("Borrower"), who agree as follows:

                         ARTICLE 1 - GENERAL INFORMATION

         1.1. Loan. Pursuant to this Agreement, Lenders have agreed to provide a revolving line of credit to Borrower and Bid Rate Loans (defined below; collectively, the "Loan") in an amount not to exceed an aggregate of ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000.00) (the "Committed Sum"); provided that the Loan may, at Lenders' option as hereinafter described, exceed the Committed Sum.

         1.2. Purpose. The proceeds of the Loan shall be used by Borrower for any legal purpose, including, without limitation, for Borrower's working capital needs.

         1.3. Loan Documents. The Loan Documents evidence the agreements of Borrower and Lenders with respect to the Loan. The Loan Documents include the following (the "Notes"): (a) Promissory Notes in the aggregate principal amount of the Committed Sum, executed by Borrower, each payable to the order of a Lender, evidencing Advances (defined below) other than Bid Rate Loans, and (b) Promissory Notes, each in the amount of $75,000,000.00, executed by Borrower, each payable to the order of a Lender. Borrower shall comply with all Loan Documents. The exhibits attached to this Agreement, which are made a part of herein and are incorporated herein, contain terms, provisions, and conditions applicable to the Loan.

                             ARTICLE 2 - DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the respective meanings set forth below:

         "Additional Commitment Fee" is defined in Section 4.8.

         "Advance" means a disbursement of any of the proceeds of the Loan by Lenders pursuant to this Agreement.

         "Advance Note" means each promissory note of Borrower evidencing all Advances other than Bid Rate Loans, in substantially the form of Exhibit AM" hereto, as each such note may be amended, extended, restated, renewed, substituted or replaced from time to time.

         "Advance Request" is defined in Section 3.5.

         "Advance Termination Date" means July 28, 1999.

         "Agent" means NationsBank of Texas, N.A., and its successor or successors as agent for Lenders under this Agreement.

         "Applicable Rate" means the rate of interest applicable to the Loan or portions thereof pursuant to the provisions of Section 4.2.

         "Base Rate" means, on any day, a rate per annum equal to the Prime Rate for that day.

         "Bid Rate Loan" means an Advance the interest rate on which is determined by agreement between Borrower and Lender making such Advance pursuant to Section 3.7.

         "Bid Rate Note" means each promissory note of Borrower evidencing Bid Rate Loans, in substantially the form of Exhibit AG" hereto, as each such note may be amended, extended, restated, renewed, substituted or replaced from time to time.

         "Business Day" means a day of the year other than a Saturday or Sunday on which (i) Lenders and any participant in the Loan are open for business and
(ii) all major departments of banks in both London, England and Houston, Texas, U.S.A. are open for business.

         "Closing Date" means the date of this Agreement.

         "Commitment" means, for a Lender, the amount (which is subject to reduction and cancellation as provided in this Agreement) stated beside such Lender's name on Exhibit "E" attached hereto and made a part hereof for all purposes, as such Exhibit is most recently amended under this Agreement.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

         "Commitment Fee" means the sum of (i) the Initial Commitment Fee, as such term is defined in Section 3.4(a), and (ii) the Additional Commitment Fee, as such term is defined in Section 4.8.

         "Commitment Percentage" means, for any Lender, the proportion (stated as a percentage) that the Commitment bears to the Total Commitment.

         "Compliance Certificate" is defined in Section 7.1(b).

         "Consolidated Subsidiary" means any Person in whom Borrower holds an equity or ownership interest and whose financial results would be consolidated under GAAP with the financial results of Borrower on the consolidated financial statements of Borrower.

         "Current Date" means a date within 30 days prior to the Closing Date.

         "Debentures" is defined in Section 7.23.

         "Debtor Relief Laws" means any applicable Laws pertaining to liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, receivership, composition, extension or adjustment of debt, or similar Laws, domestic or foreign, affecting the rights or remedies of creditors generally, in effect from time to time.

         "Default" is defined in Article 8.

         "Development Projects" is defined in Article 5.

         "Distribution" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower now or hereafter outstanding and (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower now or hereafter outstanding, or of any warrants, options or other rights to acquire any such shares or stock.

         "Eurodollar Bid Rate" means a rate per annum equal to the Eurodollar Rate for the term in question plus a margin specified by a Lender.

         "Eurodollar Bid Rate Loan" means a Bid Rate Loan which bears interest at the Eurodollar Bid Rate.

         "Eurodollar Rate" means for any applicable Interest Period for any Eurodollar Rate Principal, a simple rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/10,000 of 1%) by dividing (i) the applicable Interbank Offered Rate by (ii) 1.00 minus the Eurodollar Reserve Percentage, where

                  "Interbank Offered Rate" means, for any Eurodollar Rate Principal for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/10,000 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Rate Principal for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/10,000 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

                  "Eurodollar Reserve Percentage" means, with respect to any applicable Interest Period, for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including basic, supplemental, emergency, special and marginal reserves) generally applicable to financial institutions regulated by the Federal Reserve Board comparable in size and type to Agent, in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Principal is determined), whether or not Agent has any Eurocurrency liabilities or such requirement otherwise in fact applies to Agent. The Interbank Offered Rate shall be adjusted automatically as of the effective date of each change in the Eurodollar Reserve Percentage.

         "Eurodollar Rate Principal" means any portion or portions of the outstanding principal balance of the Notes which bears interest at an applicable Eurodollar Rate at the time in question.

         "Excess Debt" means the amount by which the then outstanding principal balance of the Loan exceeds the Maximum Available Amount as determined on any date during the term of the Notes.

         "Fixed Bid Rate" means a rate per annum equal to the Base Rate plus or minus a margin specified by a Lender, or such other fixed interest rate specified by a Lender.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

         "Fixed Bid Rate Loan" means a Bid Rate Loan which bears interest at a Fixed Bid Rate.

         "Fixed Charges" means the sum of all interest and scheduled principal payments made by Borrower and its Consolidated Subsidiaries in the immediately preceding 12-month period plus annual capital expenditures, including reserves, with capital expenditures being calculated at the greater of (i) actual capital expenditures and reserves or (ii) $175.00 per apartment unit on the Property per year.

         "Funds from Operations" means the term "Funds from Operations" as such term is defined by the National Association of Real Estate Investment Trusts, or if said association no longer exists or no longer promulgates a definition for such term, then such other meaning as is selected by Agent acting reasonably.

         "GAAP" is defined in Section 7.1(a).

         "Ground-Leased Property" means those two (2) certain properties in Nueces County, Texas, subject to ground leases from Texas A&M University, containing 7.494 and 4.841 acres, respectively, and commonly known as Miramar Phase I Apartments and Miramar Phase II Apartments, respectively.

         "Guaranty" means a guaranty of indebtedness substantially in the form of Exhibit "L" attached hereto.

         "Improvements" means all improvements now or later to be located on the Lands.

         "Initial Commitment Fee" is defined in Section 3.4(a).

         "Intercreditor Agreement" means that certain Intercreditor Agreement, dated of even date herewith, among Agent and Lenders, as modified, amended or supplemented from time to time.

         "Interest Adjustment Date" means the earlier of either the last day of an Interest Period or the Termination Date.

         "Interest Period" means, with respect to Eurodollar Rate Principal, a period selected by Borrower of 7 days or 30, 60, 90, 120, 180 or 360 days, commencing on the Effective Date of any Eurodollar Rate Principal.

         "Lands" means the real estate portion of the Property.

         "Laws" means all constitutions, treaties, statutes, laws, ordinances, codes, regulations, rules, orders, decisions, writs, injunctions, or decrees of the United States of America or any other Tribunal, now in effect and as hereafter amended, issued, promulgated, or otherwise coming into effect.

         "Legal Requirements" means all Laws, and all recorded or unrecorded agreements, covenants, restrictions, easements or conditions (including any requirement of any insurance or surety company or any board of fire underwriters), as now in effect and as hereafter amended, issued, promulgated, or otherwise coming into effect.

         "Lenders" means the financial institutions named on Exhibit "E" or on the most recently amended Exhibit "E", if any, delivered by Agent under this Agreement, and, subject to this Agreement, their respective successors and assigns (but not any participant who is not otherwise a party to this Agreement).

         "Lenders' Payment Address":          700 Louisiana, 5th Floor
                                              Houston, Texas 77002
                                              Attn:  Real Estate Administration

         "Lien" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other substantially similar arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

         "Litigation" means any proceeding, claim, suit, action, case or investigation by, before or involving any Tribunal.

         "Loan Documents" means this Agreement, the Advance Notes, the Bid Rate Notes, each Advance Request, the Guaranties, and all other documents now or hereafter pertaining to the Loan, as renewed, extended, amended, supplemented, increased, modified, or replaced.

         "Market Capitalization" means the sum of (i) the market value of all issued and outstanding common stock of Borrower based on the average closing price of such stock for the preceding twenty (20) days trading days, (ii) the market value of the Debentures if the Debentures were converted to common stock,
(iii) the total liabilities of Borrower and its Consolidated Subsidiaries (as calculated in accordance with GAAP) and (iv) all contingent liabilities and unfunded indebtedness of Borrower and its Consolidated Subsidiaries (other than unfunded indebtedness under this Agreement).

         "Material Adverse Effect" means an effect resulting from any circumstance or event of whatever nature (including the filing of, or any adverse determination or development in, any Litigation) which does, or could


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
reasonably be expected to, (i) impair the validity or enforceability of any Loan Document, (ii) materially and adversely affect the condition (financial or otherwise), operations, business, management or assets of Borrower or its Consolidated Subsidiaries, (iii) materially impair the ability of Borrower to fulfill any material Obligation, or (iv) cause a Default or Potential Default.

         "Maturity Date" means the earlier to occur of (i) July 28, 1999 (or July 28, 2000, if the Option is exercised), or (ii) any earlier maturity resulting from acceleration of the Loan.

         "Maximum Available Amount" means the maximum aggregate principal balance of the Notes which may be outstanding without resulting in a breach of the requirements set forth in either subsection (a) or (d) of Section 5.1.

         "Maximum Rate" means the maximum nonusurious interest rate per annum, if any, permitted from time to time under applicable Laws to be contracted for, taken, reserved, charged, or received by Lenders with respect to the Loan. If such maximum nonusurious interest rate shall change after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in such maximum nonusurious interest rate, without notice to Borrower or any other Person; provided, that the Maximum Rate shall decrease only to any extent required by applicable Laws and shall increase only to the extent permitted by applicable Laws. For purposes of determining the Maximum Rate under the applicable Laws of the State of Texas, the applicable rate ceiling shall be the weekly ceiling computed in accordance with Article 5069-1D.001 of the Texas Revised Civil Statutes, as hereafter amended or supplemented; provided that, to the extent permitted by applicable Laws and subject to any notice or other requirements under applicable Laws, Lenders may from time to time change the rate ceiling.

         "Moody's" means Moody's Investors Service, Inc., or, if Moody's no longer publishes ratings, such other ratings agency acceptable to Agent.

         "Moody's Rating" means the most recently announced rating from time to time of Moody's assigned to any class of long-term senior, unsecured liability securities issued by Borrower, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such liability has been issued at the time such rating was issued.

         "Note" means any one of the Notes.

         "Obligations" means (i) the unpaid principal balance of the Loan, together with all accrued unpaid interest thereon, (ii) all other outstanding indebtedness, fees, costs, expenses, charges, covenants, and obligations payable or performable under any Loan Document, and (iii) all renewals, extensions, amendments, modifications, increases and supplements thereof. Borrower acknowledges and agrees that the Obligations may, under the circumstances described in the Loan Documents, exceed the Committed Sum.

         "Option" is defined in Section 4.8.

         "Participant" is defined in Section 6.2(b).

         "Past Due Rate" means, on any day, a rate per annum equal to the sum of the Prime Rate for that day plus four percent (4%).

         "Permitted Liens" means (i) Liens granted to Agent to secure the Obligations, (ii) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs, (iii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use, (iv) the following: (A) Liens for taxes not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Agent have been provided; or (B) Liens imposed by mandatory provisions of law such as for materialmen's, mechanic's, warehousemen's and other like Liens arising in the ordinary course of business, securing payment of any Liability whose payment is not yet due, (v) Liens for taxes, assessments and governmental charges or assessments that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Agent have been provided, (vi) Liens on Property where Borrower is insured against such Liens by title insurance, (vii) Liens securing assessments or charges payable to a property owner association or similar entity, which assessments are not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Agent have been provided, (viii) Liens securing assessment bonds, so long as Borrower is not in default under the terms thereof, or (ix) Liens filed by mechanics and materialmen which are being diligently contested in good faith and which do not exceed the sum of $10,000.00 for any one such Lien or the aggregate sum of $30,000.00 for all such Liens filed for any one apartment project.

         "Person" means firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

         "Pool" means Property owned by Borrower or one of its Consolidated Subsidiaries party to a Guaranty as of any date of determination, that (i) is owned in fee simple or is Ground-Leased Property, and (ii) is not subject to any Liens other than Permitted Liens.

         "Pool NOI" is defined in Section 5.1.

         "Potential Default" means any condition or event which after notice and/or lapse of time would constitute a Default.

         "Prime Rate" means for each Prime Rate Portion, on any day, the rate of interest per annum then most recently established by Agent as its "prime rate," which rate (i) is set by Agent as a general reference rate of interest, taking into account such factors as Agent may deem appropriate, (ii) is not necessarily the lowest or best rate actually charged to any customer or a favored rate, and
(iii) may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general. Agent may make various business or other loans at rates of interest having no relationship to such rate. Without notice to Borrower or any other Person, the Prime Rate shall change automatically from time to time, as and in the amount by which Agent's prime rate changes. Notwithstanding the foregoing, if a Lender then acting as Agent under this Agreement is not a bank organized under the Laws of the United States or any State, then all references in the preceding sentences in this definition to Agent shall be deemed to refer to NationsBank of Texas, N.A.

         "Prime Rate Portion" means that portion of the Loan which will bear interest computed with reference to the Prime Rate.

         "Prior Loan Agreement" means that certain Loan Agreement dated effective as of September 27, 1995, between NationsBank of Texas, N.A., as Agent and a Lender, Fleet National Bank, Bank One, Texas, National Association, First Interstate Bank of Texas, N.A., Natwest Bank N.A. and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as amended pursuant to Restatement and Amendment of Loan Agreement dated effective as of March 31, 1996, as restated and amended pursuant to Restatement and Amendment of Loan Agreement dated effective as of April 14, 1997, as restated and amended pursuant to the Letter Agreement Regarding Restatement and Amendment of Loan Agreement dated effective as of April 14, 1997.

         "Property" means, collectively, the Lands, the Improvements and all other real or personal property owned by Borrower or one of its Consolidated Subsidiaries.

         "Pro Rata" and "Pro Rata Part" means, when determined for any Lender, the proportion (stated as a percentage) that such Lender's Commitment bears to the Total Commitment, or, if the Total Commitments shall have been terminated, then the proportion (stated as a percentage) that the sum of the principal outstanding on such Lender's Notes bears to the outstanding principal balance on all Notes.

         "Purchaser" is defined in Section 6.2(c).

         "Required Lenders" means those Lenders required under the Intercreditor Agreement to modify, amend, or waive any term or condition herein, or to require Agent to take any action hereunder.

         "S & P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation, or if S & P no longer publishes ratings, then such other ratings agency acceptable to Agent.

         "S & P Rating" means the most recently announced rating from time to time of S & P assigned to any class of long-term senior, unsecured liability securities issued by Borrower, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such liability has been issued at the time such rating was issued.

         "Target Monthly Amortization" is defined in Section 5.1.

         "Termination Date" means the Maturity Date of the Advance Notes, as such maturity date may be accelerated under the terms of the Loan Documents or otherwise.

         "Total Assets" means the sum of (i) the undepreciated book value of real estate assets of Borrower and its Consolidated Subsidiaries and (ii) the aggregate book value of all other assets of Borrower and its Consolidated Subsidiaries, after deducting assets classified as intangible assets, all as determined in accordance with GAAP.

         "Total Commitment" means, at any time, the sum of the Commitments of all of Lenders.

         "Total Unsecured Debt" means the outstanding principal balance of all indebtedness of Borrower and its Consolidated Subsidiaries that is not secured by Liens, including, without limitation, the aggregate outstanding principal balance of the Notes.

         "Tribunal" means any state, commonwealth, county, municipal, federal, foreign, territorial or other governmental body, court, administrative department, commission, board, bureau, district, authority, agency, or instrumentality, or any arbitration authority.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       5

         "Work" means the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to the Property.

                              ARTICLE 3 - THE LOAN

         3.1. Commitment and Advances. As a condition precedent to the Loan, Borrower shall have satisfied all of the conditions set forth in Exhibit "A" on or before the Closing Date or such other date specified therein. Thereafter, each Lender agrees severally and not jointly to make Advances of the Loan to Borrower in accordance with this Agreement from the Closing Date to the earliest to occur of (a) the Maturity Date; (b) if Agent elects, the date thirty (30) days after the Closing Date if all conditions to the first Advance have not been satisfied on or before such date; (c) the Advance Termination Date; or (d) termination under Article 8. Notwithstanding the foregoing, Lenders shall have no obligation to make any Advance (x) which would cause the unpaid principal amount of the Loan to exceed the lesser of the Committed Sum or the Maximum Available Amount, except to the extent contemplated in Section 3.7(b)(v) with respect to Bid Rate Loans, or (y) to the extent Lenders are relieved from such obligation under provisions of the Loan Documents. Furthermore, except to the extent contemplated in Section 3.7(b)(v) with respect to Bid Rate Loans, no Lender shall have any obligation to make any Advance which would cause the unpaid principal balance of such Lender's Notes to exceed such Lender's Commitment. The Loan is revolving until the Advance Termination Date; prior to the Advance Termination Date any amount repaid may be reborrowed. The Loan is non-revolving on and after the Advance Termination Date. The amount of the Loan set forth on the books and records of Agent maintained in the ordinary course of business shall be presumptive evidence of the principal amount thereof owing and unpaid from time to time, but the failure to record any such amount shall not limit or affect the Obligations.

         The obligations of Borrower with respect to all Advances other than Bid Rate Loans shall be evidenced by the Advance Notes. The obligations of Borrower with respect to the Bid Rate Loans shall be evidenced by the Bid Rate Notes.

         Borrower hereby authorizes Lenders to make Advances of the Loan on the Closing Date to pay all amounts outstanding, principal, interest and other sums, under those certain Promissory Notes dated effective as of April 14, 1997, made payable by Borrower to the order of the lenders under the Prior Loan Agreement in the aggregate original principal sum of $150,000,000.00. Borrower further acknowledges that this Agreement restates and amends the Prior Loan Agreement in its entirety.

         3.2. Direct Advances to Lenders. Lenders may (but shall have no obligation to) advance, by journal entry or otherwise, Loan funds directly to themselves to pay interest due on the Loan and the Commitment Fee, whether there is any Default or Potential Default. Each such direct Advance shall be added to the principal amount of the Loan, even if in excess of the Committed Sum, and shall be secured by the Loan Documents. Nothing contained in this Agreement shall be construed to permit the deferral of the payment of interest on the Loan beyond the dates due, require Borrower to use Loan funds to pay interest or any such fees, or affect Borrower's absolute obligation to pay the same in accordance with the Loan Documents.

         3.3. Disbursement and Performance by Lenders. (a) If Borrower fails to pay or perform any Obligation when due and there exists any Default or Potential Default which is continuing, or Borrower has requested Agent to make an Advance, refrain from making an Advance or take any action, Agent, in Borrower's name or in its own name, shall have the right, but not the obligation, to perform such Obligation including (i) payment to Tribunals of taxes, assessments and other charges with respect to the Property; (ii) payment to insurers to maintain insurance; (iii) payment to the holder of any unpermitted lien or encumbrance against the Property to remove same; (iv) performing any other Obligation including payment to any third party Agent deems necessary or advisable in connection with any Work or expenses incident to the Property or the Loan; and
(v) taking any action and paying any amounts Agent deems necessary or advisable to protect and preserve the Property, the title thereto, or any other security for the Obligations. Borrower hereby assigns and pledges the proceeds of the Loan to Agent and Lenders for such purpose. Agent and its representatives shall have the right, but not the obligation, to enter upon the Property at any time for the purposes referred to in this Section. No such action, payment or disbursement, or failure to act, pay or disburse, shall cure or waive any Default or Potential Default, or waive any right or remedy of Agent or Lenders.

         (b) Any funds of Lenders paid or used for any of the purposes referred to above in this Section shall constitute an Advance of Loan funds and be a part of the Obligations secured by the Loan Documents, even if in excess of the Committed Sum, and Lenders' obligation to make future Advances shall be correspondingly reduced. Agent and Lenders may rely on any statement, invoice, claim or notice without inquiry into the validity or accuracy thereof, and without liability for the sufficiency or adequacy of any such action or payment. Upon making any such payment Lenders shall be subrogated to all rights of the Person receiving such payment. The amount and nature of any such expense or expenditure and the time when paid shall be fully established by the statement of Agent of the amount and nature thereof.

         (c) All costs, expenses and disbursements incurred by Lenders under this Section, in connection with any Default or Potential Default, to protect or preserve the Property, or which are reimbursable by Borrower under any provision of this Agreement or any Loan Document shall be a part of the Obligations, even if in excess of the Committed Sum, and secured by the Loan Documents. Except as provided otherwise in the Loan Documents, if incurred before the Maturity Date, such costs, expenses and disbursements shall be paid or reimbursed to Lenders


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       6
upon demand and shall bear interest until paid (i) from the date incurred or paid until the date ten (10) days after demand, at the per annum rate equal to the lesser of the Maximum Rate or the Base Rate, provided that if at any time the Base Rate would exceed the Maximum Rate then the Base Rate shall be limited to the Maximum Rate, but, to the extent permitted by applicable Laws, any subsequent reductions in the Base Rate shall not reduce the Base Rate below the Maximum Rate until the total amount of interest accrued at the Maximum Rate equals the amount of interest which would have accrued if the Base Rate had not been limited by the Maximum Rate, and (ii) from and after the date ten (10) days after demand, at the per annum rate equal to the lesser of the Maximum Rate or the Past Due Rate. Except as provided otherwise in the Loan Documents, if incurred after the Maturity Date, all such costs and expenses shall be reimbursed to Lenders upon demand by Agent and shall bear interest until paid at the per annum rate equal to the lesser of the Maximum Rate or the Past Due Rate.

         3.4. Fees. (a) In consideration of the commitment of Lenders to make the proceeds of the Loan available to Borrower on a revolving basis prior to the Advance Termination Date, prior to the execution hereof, Borrower has paid to Agent, for the benefit of Lenders, the nonrefundable commitment fee in the amount of $187,500.00 (the "Initial Commitment Fee"), being the sum equal to
 .125% of $150,000,000.00. The Initial Commitment Fee has been earned in full and is a bona fide commitment fee intended as reasonable compensation to Lenders for committing to make the Loan available to Borrower on a revolving basis prior to the Advance Termination Date.

         (b) Within ten (10) days after the last day of each calendar quarter (or portion thereof in the event the Maturity Date is not the last day of a calendar quarter) during the term of the Loan commencing with the quarter ending December 31, 1997, Borrower shall pay to Agent, for the benefit of each Lender, in arrears an unused fee equal to .15% per annum on each Lender's unused commitment. As used in the preceding sentence, the term "unused commitment" means, with respect to each Lender, an amount equal to the product of such Lender's Commitment Percentage multiplied by the average daily Total Commitment during such quarter, minus an amount equal to the average daily principal amount outstanding during such quarter under all Advances (both for Bid Rate Loans and otherwise) made by such Lender.

         (c) Borrower shall pay to Agent, solely for its own account, the fees described in that certain letter agreement between Borrower and Agent dated as of April 14, 1997.

         3.5.     Advance Request.

         (a) At least two (2) Business Days before the requested date of each Advance (other than Bid Rate Loans), Borrower shall deliver to Agent an Affidavit and Advance Request in the form of Exhibit "B" ("Advance Request"), duly executed on Borrower's behalf, specifying the amount of the Advance, and all supporting documentation required by this Agreement. Lenders shall not be required to make Advances more frequently than twice each week and shall, only upon satisfaction of all conditions of this Agreement, make the requested Advance to Borrower on a Business Day within two (2) Business Days after submission of the Advance Request. Each Advance Request and Borrower's acceptance of any Advance shall be deemed to ratify and confirm that all representations and warranties in the Loan Documents remain true and correct as of the date of the Advance Request and such Advance.

         (b) Agent shall promptly notify each Lender of its receipt of any Advance Request and its contents.

         (c) By 11:00 a.m. on the applicable Advance date, each Lender shall remit its Pro Rata Part of each requested Advance by wire transfer to Agent pursuant to Agent's wire transfer instructions on Exhibit "E" (or as otherwise directed by Agent) in funds that are available for immediate use by Agent.

         (d) Absent contrary written notice from a Lender, Agent may assume that each Lender has made its Pro Rata Part of the requested Advance available to Agent on the applicable Advance date, and Agent may, in reliance upon such assumption (but is not required to), make available to Borrower a corresponding amount. If a Lender fails to make its Pro Rata Part of any requested Advance available to Agent on the applicable Advance date, Agent shall seek to recover the applicable amount on demand (i) from that Lender, together with interest at the overnight rate for federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York, for the period commencing on the date the amount was made available to Borrower by Agent and ending on (but excluding) the date Agent recovers the amount from that Lender, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower, together with interest at an annual interest rate equal to the rate applicable to the requested Advance for the period commencing on the Advance date and ending on (but excluding) the date Agent recovers the amount from Borrower. No Lender is responsible for the failure of any other Lender to make its Pro Rata Part of any Advance.

         3.6. Conditions to All Advances. In addition to all other terms of the Loan Documents, as conditions precedent to each Advance:

         (a) all conditions of the Loan Documents and the Closing Conditions listed in Exhibit "A" must be satisfied;

         (b)      no Default or Potential Default shall exist;

         (c) all representations and warranties made in the Loan Documents shall be true and correct as of the date of each Advance;


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       7

         (d) as of the date of making such Advance, no event, circumstance or condition shall exist or shall have occurred and be continuing which has or could have a Material Adverse Effect.

         3.7.     Bid Rate Loans.

         (a) Each Lender may, in its sole discretion and on the terms and conditions set forth in this Agreement, make Bid Rate Loans to Borrower from time to time until the Termination Date in an aggregate amount not in excess of the difference between the Total Commitment minus the aggregate outstanding principal amount of all Advances under the Loan; provided, however, at no time shall the sum of (i) the aggregate outstanding principal amount of all Bid Rate Loans made by all Lenders plus (ii) the aggregate principal amount of all outstanding Advances other than Bid Rate Loans exceed the Total Commitment. Bid Rate Loans must have a term not in excess of six (6) months and a maturity date on or prior to the Maturity Date and may not be prepaid without the prior written consent of the Lender making such Bid Rate Loan. The principal amount of each Bid Rate Loan is due and payable on the maturity date for such Bid Rate Loan and shall be in an aggregate principal amount which is at least $10,000,000 and which is an integral multiple of $1,000,000 in excess thereof; each Bid Rate Loan by a Lender shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $1,000,000 in excess thereof. Notwithstanding anything herein to the contrary, the aggregate principal amount of Bid Rate Loans outstanding at any time may not exceed $75,000,000. Interest on each Bid Rate Loan is due and payable on the maturity date for such Bid Rate Loan, provided, however, that with respect to any Bid Rate Loan having a term of more than thirty-five (35) days, a payment of interest accrued during any calendar month (other than the calendar month during which the maturity date for such Bid Rate Loan occurs) is due and payable on the tenth (10th) day of the following calendar month unless the maturity date of such Bid Rate Loan is prior to such tenth (10th) day, in which case all interest on such Bid Rate Loan is due on the maturity date. No Lender shall have any obligation to make Bid Rate Loans, and Borrower shall have no obligation to accept any offers for Bid Rate Loans. No Lender shall be relieved of its obligation to fund its Commitment Percentage of any Advance notwithstanding the fact that at any time the aggregate outstanding principal amount of all Bid Rate Loans and Advances other than Bid Rate Loans made by such Lender exceeds its Commitment Percentage.

         (b) With respect to Bid Rate Loans, Borrower shall give Agent prior to 10:00 a.m., utilizing the form attached hereto as Exhibit "H", (i) in the case of Eurodollar Bid Rate Loans, at least four (4) Business Days prior to the proposed borrowing and (ii) in the case of Fixed Bid Rate Loans, at least two
(2) Business Days prior to the proposed borrowing, irrevocable written notice of its intention to borrow Bid Rate Loans. Such notice of borrowing shall specify
(i) the requested funding date, which shall be a Business Day, (ii) the aggregate amount of the proposed borrowing of Bid Rate Loans (which shall be at least $10,000,000 and which is an integral multiple of $1,000,000 in excess thereof), (iii) the term of the Bid Rate Loans selected by Borrower, provided that such term shall not exceed six (6) months and shall not extend past the Termination Date, (iv) whether the Bid Rate Loans requested are Fixed Bid Rate Loans or Eurodollar Bid Rate Loans, and (v) any other terms applicable thereto. Borrower shall pay a $1,000 non-refundable, administrative fee for the account of Agent for each month during which Borrower submits more than two (2) notices of a proposed borrowing consisting of Bid Rate Loans. Such fee shall be paid to Agent on the date of delivery of Borrower's third notice of intention to borrow Bid Rate Loans within a particular month, and shall not be refunded notwithstanding that the proposed borrowing is canceled by Borrower or no Lender offers to make a Bid Rate Loan.

               (i) Upon receipt of Borrower's notice, Agent shall promptly give notice to each Lender of Borrower's intention to borrow Bid Rate Loans, in the form attached hereto as Exhibit "I", and each Lender shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Loans to Borrower as part of such proposed borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by delivering a written quote to Agent in the form attached hereto as Exhibit "J", before 10:00 a.m., (A) three (3) Business Days prior to the proposed date of borrowing, in the case of a request for Eurodollar Bid Rate Loans, and (B) one (1) Business Day prior to the proposed date of borrowing, in the case of a request for Fixed Bid Rate Loans, setting forth (A) the minimum amount (which shall be $1,000,000 or an integral multiple in excess thereof) and maximum amount of each Bid Rate Loan which such Lender would be willing to make as part of the proposed borrowing (which amounts may exceed such Lender's Commitment Percentage of the Total Commitment) and (B) the rate or rates of interest therefor. If any Lender shall fail to respond to Agent by such time, such Lender shall be deemed to have elected not to make an offer.

               (ii) Not later than 11:00 a.m. (A) three (3) Business Days prior to the proposed date of borrowing in the case of Eurodollar Bid Rate Loans and (B) on the date of the proposed borrowing in the case of Fixed Bid Rate Loans, Borrower shall, in turn, either

                    (x) cancel such proposed borrowing by giving Agent notice to that effect, or

                    (y) by delivering to Agent the form attached hereto as
               Exhibit "K", accept, in accordance with Section 3.7(c) below, one or more of the offers made by any Lender or Lenders pursuant to clause (i) above, in its sole discretion, by giving notice to Agent of the amount of each Bid Rate Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, for which notification was given to Borrower by any Lender for such Bid Rate Loan pursuant to clause
               (i) above)


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       8
               to be made by each Lender as part of such borrowing, and reject any remaining offers made by Lenders pursuant to clause (i) above by giving Agent notice to that effect.

               (iii) Agent shall promptly notify each bidding Lender, utilizing the form attached hereto as Exhibit "K", whether or not its Bid Rate Loan has been accepted (which notice to those Lenders whose Bid Rate Loans have been accepted will be given within one hour from the time such bid was accepted by Borrower). After completing the notifications referred to in the immediately preceding sentence, Agent shall notify each bidding Lender (A) the aggregate amount of Bid Rate Loans made in connection with such proposed borrowing, (B) each date on which any Bid Rate Loan shall mature, (C) the principal amount of Bid Rate Loans which shall mature on such date, and (D) the interest rate for each such Bid Rate Loan.

               (iv) If Agent shall at any time elect to submit a bid for a Bid Rate Loan in its capacity as a Lender, it shall submit such bid directly to Borrower one-half hour earlier than the latest time at which other Lenders are required to submit their bid to Agent pursuant to Section 3.7(b)(i) hereof.

               (v) If Borrower accepts one or more offers made by any Lender or Lenders pursuant to Section 3.7(c) below, each such Lender shall, unless any applicable condition set forth herein has not been satisfied, make the funds under the Bid Rate Loans promptly available to Borrower by wire transfer to Agent pursuant to Agent's wire transfer instructions on "Exhibit E" (or as otherwise directed by Agent) in funds that are available for immediate use by Agent.

               (vi) Interest on any Bid Rate Loan shall be calculated on the basis of actual days elapsed but computed as if each calendar year consisted of 360 days.

         (c) Acceptance by Borrower of offers under Section 3.7(b)(ii)(y) above may only be made on the basis of ascending Eurodollar Bid Rates and Fixed Bid Rates within each term. Notwithstanding the foregoing, if the amount of any Lender's offer is greater than the difference between (1) such Lender's Commitment Percentage of the Total Commitment, and (2) the outstanding principal of all Advances previously made by such Lender (such difference being referred to herein as the "Commitment Differential"), then the Borrower may do any of the following with respect to acceptance of such Lender's offer:

          (i) Accept the offer of such Lender in the full amount of the Bid Rate Loan offered by such Lender (the "Available Bid Amount");

          (ii) Accept the offer of such Lender, but only to the extent of any amount the Borrower chooses, in its sole discretion, which is greater than the Commitment Differential but less than the Available Bid Amount;

          (iii) Accept the offer of such Lender to the extent of (but not less than) the Commitment Differential.

If offers are made by two or more Lenders with the same Eurodollar Bid Rates or Fixed Bid Rates for a greater aggregate principal amount than the amount for which such offers are accepted for the related term, the principal amount of Bid Rate Loans accepted shall be allocated by Borrower among such Lenders as nearly as possible (in multiples not less than $1,000,000) in proportion to the aggregate principal amount of such offers.

                               ARTICLE 4 - PAYMENT

         4.1      Repayment at Maturity; Mandatory Principal Reductions.

         (a) Subject to any provisions of the Loan Documents requiring repayment on any earlier date, the principal amount of the Loan and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

         (b) Borrower shall, immediately upon a determination of the existence of Excess Debt, reduce the outstanding principal balance of the Loan by an amount equal to the Excess Debt.

         4.2. Interest.  Subject to Section 3.7 regarding Bid Rate Loans and
Section 9.6, interest shall be calculated in accordance with the following:

         (a) (i) Interest on the Loan or any portion thereof shall accrue at a rate per annum equal to the lesser of (A) at Borrower's option, (x) the Base Rate or (y) the Eurodollar Rate plus one and five hundredths percent (1.05%), subject, however, to the provisions of this Section 4.2, or (B) the Maximum Rate, provided, however, that:

         (1) the definition of Base Rate shall be deemed to be one-quarter percent (.25%) in excess of the Prime Rate and the reference to "one and five hundredths percent (1.05%)" in subsection (y) above shall be deemed to refer to "one and one-half percent (1.5%)" during any period for which both the S&P Rating and the Moody's Rating are less than BBB- and Baa3, respectively; and


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       9

         (2) the reference to "one and five hundredths percent (1.05%)" in subsection (y) above shall be deemed to refer to the percentage set forth below during any period in which the lower of the S&P Rating or the Moody's Rating is at the corresponding level set forth below:

                  Debt Rating                        Rate Spread
                  -----------                        -----------
                  BBB\Baa2                           ninety-five hundredths percent (.95%)
                  BBB+\Baa1                          eighty-five hundredths percent (.85%)
                  A-\A3 or higher                    three-quarters percent (.75%)

Interest on any Eurodollar Rate Principal of the Notes shall be calculated on the basis of actual days elapsed but computed as if each calendar year consisted of 360 days; interest on any Prime Rate Portion of the Notes shall be calculated on the basis of the actual days elapsed in a year consisting of 365 or 366 days, as the case may be.

                  (ii) Subject to the conditions provided herein, Borrower may, on any Interest Adjustment Date (other than the Termination Date) convert any Eurodollar Rate Principal into a Prime Rate Portion with interest accruing thereon with reference to the Prime Rate as provided in paragraph (i) above.

                  (iii) Subject to the conditions provided herein, Borrower may, on any Business Day (other than the Termination Date) convert any Prime Rate Portion into a Eurodollar Rate Principal with interest accruing thereon with reference to the Eurodollar Rate as provided in paragraph (i) above, for the Interest Period selected in such notice.

                  (iv) Subject to the conditions provided herein, Borrower may elect for interest to accrue with respect to an Advance with reference to the Eurodollar Rate as provided in paragraph (i) above.

                  (v) To the extent Borrower has not made an effective election under and in accordance with subparagraph (iii) or (iv) above, the Applicable Rate shall be the rate specified pursuant to the provisions contained herein for a Prime Rate Portion.

         (b) Each notice of Eurodollar Rate Principal election by Borrower, other than in connection with a Bid Rate Loan, must be in the form attached hereto as Exhibit "D", received by Agent by 2:00 p.m. Houston time two (2) Business Days prior to any Advance, conversion or continuation (the "Minimum Notice Period") and shall include the following: (i) Borrower's election of the Eurodollar Rate; (ii) Borrower's choice of an Interest Period during which the Eurodollar Rate will apply; (iii) Borrower's election of the "Effective Date" (herein so called) on which the Interest Period shall begin; (iv) the amount of the Eurodollar Rate Principal; and (v) Borrower's representation that there then exists no Default or Potential Default.

         (c) Borrower's election to accrue interest at the Eurodollar Rate is subject to the following conditions: (i) no Eurodollar Rate Principal shall be less than $100,000.00; (ii) the Interest Period shall be limited to a period commencing on the Effective Date and ending on a date 7 days or 30, 60, 90, 120, 180 or 360 days later elected by Borrower in its notice to Agent; (iii) Borrower's written notice of an election shall be received by Agent in time to satisfy the Minimum Notice Period; (iv) the last day of the Interest Period will not be subsequent in time to the Termination Date; (v) in the case of a continuation of an Interest Period, the Interest Period applicable after such continuation shall commence on the last day of the preceding Interest Period;
(vi) no Eurodollar Rate Principal election shall be made if Agent determines by reason of circumstances affecting the interbank Eurodollar market either adequate or reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period, or it becomes impracticable or illegal for Agent, any Lender or any participant in the Loan to obtain funds (by purchasing U.S. dollars in the interbank Eurodollar market) or if Agent or any Lender determines that the Eurodollar Rate will not adequately or fairly reflect the costs to any Lender of maintaining the applicable Eurodollar Rate Principal at such rate; or if as a result of any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof (a "Regulatory Change"), it shall become unlawful or impossible for any Lender to maintain any such Eurodollar Rate Principal; (vii) there shall never be more than seven (7) portions of the Loan representing Eurodollar Rate Principal in effect at any one time hereunder (with no more than two (2) of these being for an Interest Period of 7 days); and (viii) there shall then exist no default under any Loan Document nor any event or circumstance which, with the giving of notice or time or both, would constitute a default under any Loan Document.

         (d) Borrower shall indemnify Agent and Lenders against any loss or expense which Agent or Lenders may, as a consequence of Borrower's failure to make a payment on the date such payment is due hereunder or the payment, prepayment or conversion of any Eurodollar Rate Principal hereunder on a day other than an Interest Adjustment Date, sustain or incur in liquidating or employing deposits from third parties acquired to effect, fund or maintain any such Eurodollar Rate Principal or any part thereof; provided, however, that in no event will Borrower be obligated to pay in connection with the Loan any amount constituting interest under applicable law in excess of the maximum amount permissible under applicable law. Such loss or expense shall include, without limitation, (i) the interest which, but for such failure, payment, prepayment or conversion, Lenders would have earned in respect of such Eurodollar Rate Principal so paid, for the remainder of the Interest Period applicable to such Eurodollar Rate Principal, reduced, if Agent or any Lender is able to redeposit such principal amount so paid for the balance of such Interest Period, by the interest earned by Agent or such Lender as a result of so redepositing such principal amount, plus (ii) any expenses or penalty incurred by Agent or such Lender on redepositing such principal amount. In the


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
event any such loss or expense is incurred by Agent or any Lender, if requested by Borrower, Agent or such Lender shall furnish Borrower with a certificate detailing the basis upon which such loss or expense is computed. Any such certificate shall establish the amount of such expense or loss for purposes of this paragraph, in the absence of manifest error in calculation, provided, however, that upon the discovery of any error, appropriate adjustments shall be made between such Lender and Borrower.

         (e) Upon receipt of written notice from Agent on behalf of any such Lender, Borrower shall also indemnify such Lender against and reimburse such Lender for increased costs to such Lender incurred after delivery of such notice, as a result of any Regulatory Change, in the maintaining of any Eurodollar Rate Principal; provided, however, that in no event will Borrower be obligated to pay in connection with the Loan any amount constituting interest under applicable law in excess of the maximum amount permissible under applicable law. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

         4.3. Payment of Principal and Interest. (a) The principal amount of the Loan from time to time outstanding that is not past-due shall bear interest at a varying rate per annum equal to the lesser of the Maximum Rate or the Applicable Rate; provided that if at any time the Applicable Rate would exceed the Maximum Rate then the Applicable Rate shall be limited to the Maximum Rate, but, to the extent permitted by applicable Laws, any subsequent reductions in the Applicable Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest accrued at the Maximum Rate equals the amount of interest which would have accrued if the Applicable Rate had not been limited by the Maximum Rate. Interest (other than interest on any Bid Rate Loans, as described in Section 3.7(a)) accrued for each calendar month shall be due and payable on the tenth (10th) day of the following calendar month, commencing on the tenth (10th) day of the first calendar month following the Closing Date, and continuing through the Maturity Date.

         (b) The principal of the Advance Notes shall be due and payable on the Maturity Date (except as set forth in Section 4.8 in the event the Option is exercised). The maturity date of each Bid Rate Note shall be subject to the terms of Section 3.7.

         4.4. Prepayment Premium. Borrower may prepay the Prime Rate Portion in full or in part at any time, on any Business Day, without premium or penalty. Borrower may prepay any Eurodollar Rate Principal prior to the expiration of the Applicable Interest Period in full or in part at any time, on any Business Day, provided (a) Borrower gives Agent at least five (5) Business Days prior written notice of Borrower's intent to prepay, of the amount of principal which will be prepaid (the "Prepaid Principal") and of the date (the "Prepayment Date") on which the prepayment will be made and the specific amount of Prepaid Principal to be applied to sums bearing interest at the Eurodollar Rate, (b) the prepayment is in the amount of 100% of the Prepaid Principal plus interest accrued thereon to the Prepayment Date plus any other unpaid sums (other than principal and interest) which are due and owing to Agent and Lenders under the Loan Documents as of the Prepayment Date, and (c) Borrower shall pay the following prepayment privilege fee, which shall in no event be less than zero, with respect to any Eurodollar Rate Principal that is being prepaid prior to the last day of the applicable Interest Period:

         (i) the applicable Eurodollar Rate minus a rate derived by Agent using the rate of interest per annum equal to the interest settlement rate for U.S. Dollars as published by the British Bankers Association, or to the rate or rates published by Reuters, Ltd. through its Reuter monitor service, or to quotations published by any other recognized market rate source, or to direct market quotations) to be the prevailing rate at which deposits in dollars are (or would be at Agent's request) offered to Agent by major banks in the interbank market for Eurodollar deposits at any time during the Prepayment Date for the approximate principal amount of the Prepaid Principal and for a period comparable to the unexpired portion of the applicable Interest Period, multiplied by

         (ii)  the Prepaid Principal, and then multiplied by

         (iii) a fraction, the numerator of which is the number of days from the Prepayment Date to the end of the Interest Period and the denominator of which is 360.

No Lender shall be obligated actually to reinvest the Prepaid Principal in any manner as a condition to receiving the prepayment privilege fee or otherwise. Notwithstanding anything herein to the contrary, prepayments of Bid Rate Loans are subject to Section 3.7(a).

         4.5. Past-Due Obligations. Any Obligation (including, to the extent permitted by applicable law, all accrued unpaid interest on the principal amount of the Loan) that is not paid when due (whether scheduled, accelerated, or otherwise) shall bear interest, payable on demand, from the date due until paid, at a rate per annum equal to the lesser of the Maximum Rate or the Past Due Rate.

         4.6. Application of Payments. (a) So long as no Default or Potential Default has occurred and is continuing, all payments (including prepayments) received by Agent or Lenders hereunder from or on behalf of Borrower shall be applied first to pay accrued interest then due and payable, second to repay the principal amount of the Loan (in inverse order of maturity, in the case of partial prepayments), and third to pay any other Obligations in the manner and order determined by Agent in its sole discretion. Notwithstanding the foregoing, so long as no Default or Potential Default has occurred and is continuing and after application of any payment to accrued interest, Agent


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       11
shall apply the payment to that portion of the principal amount of the Loan as is designated by Borrower in a written notice delivered to Agent simultaneously with the payment; provided, however, that Agent shall not assist Borrower with any determination of the portion of the principal amount of the Loan to which the payment will be applied.

         (b) After the occurrence and during the continuance of a Default or Potential Default, all payments (including prepayments) received by Agent or any Lender hereunder from or on behalf of Borrower shall be applied to the Obligations in the manner and order determined by Agent in its sole discretion (subject to the terms and provisions of Article 6 hereof and the Intercreditor Agreement).

         4.7. General Provisions. Each payment of principal, interest, and/or other sums due to Lenders under any other Loan Document shall be made by Borrower to Agent before 2:00 p.m. Houston, Texas time on the due date therefor, without setoff or counterclaim, in lawful money of the United States of America in immediately available funds at Lenders' Payment Address, or at such other place as may be from time to time designated by Agent by notice to Borrower. Any payment received after 2:00 p.m. Houston, Texas time shall not be deemed received and therefore shall not be applied until the next Business Day. Should any payment due under the Loan Documents become due and payable on a day other than a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for the extended time at the Base Rate or at the Maximum Rate as applicable.

         4.8. Extension of Maturity Date. Borrower shall have the option (the "Option") to extend the original maturity date of the Notes from July 28, 1999, to July 28, 2000, such Option being exercisable only as provided below, and subject to satisfaction of the following conditions:

         (a) Agent shall have received written notice of the exercise thereof at least thirty (30) but no more than sixty (60) days before the Advance Termination Date;

         (b)      There shall exist no Default or Potential Default;

         (c) No event, circumstance or condition shall exist or shall have occurred which constitutes a Material Adverse Effect;

         (d) Borrower shall have executed and delivered to Agent a modification and extension agreement, and such other agreements, documents or amendments to the Loan Documents as are reasonably requested by Agent to properly document the extension, all in form and content satisfactory to Agent;

          (e) Borrower shall pay to Agent, for the benefit of Lenders, an additional nonrefundable commitment fee in the amount of $375,000.00 (the "Additional Commitment Fee"; together with the Initial Commitment Fee, the "Commitment Fee"), being .25% of $150,000,000.00, in consideration of the commitment of Lenders to make the proceeds of the Loan available to Borrower on a non-revolving basis after the Advance Termination Date. As of the date of Borrower's delivery of written notice regarding the Option, the Additional Commitment Fee will have been earned in full and be a bona fide commitment fee intended as reasonable compensation to Lenders for commitment to make by the Loan available to Borrower on a non-revolving basis after the Advance Termination Date; and

         (f) During the extended term, all terms and conditions of the Loan Documents (including but not limited to interest rates and payments) pertaining to the Loan shall continue to apply, provided, however, that the principal shall be due and payable in monthly installments, each equal to the principal portion only of the level payment of principal and interest which would be required if an amount equal to the sum of the outstanding aggregate principal balance of the Notes as of July 28, 1999 were amortized over fifteen (15) years at a per annum interest rate equal to the greater of (i) nine percent (9%), or (ii) two and one-half percent (2.5%) plus the rate of interest per annum on U.S. Treasury Notes having a maturity of seven (7) years in the "this week" column under the heading "Treasury Constant Maturities" of the FEDERAL RESERVE statistical release Form H.15 which has been most recently published, all calculated as of the first (1st) day of the calendar month following the Advance Termination Date. The first of such principal installments shall be due and payable beginning on the tenth (10th) day of the calendar month following the Advance Termination Date and a like principal installment shall be due and payable on the 10th day of each succeeding calendar month thereafter.

         All references in this Agreement to the exercise of the Option shall be deemed to refer to satisfaction of all conditions set forth above.

                             ARTICLE 5 - ASSET POOL

         5.1.  Property Pool.  As of any date during the term hereof:

         (a) The Pool must have an aggregate undepreciated book value, as determined in accordance with GAAP, equal to at least one hundred seventy-five percent (175%) of the Total Unsecured Debt;


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

         (b) (i) The Pool must consist of multi-family real estate projects for which Borrower must have received from third party independent environmental consultants, and delivered to Agent upon Agent's request, written assessments that do not disclose any material environmental conditions or risks related to such properties provided, however, that Agent shall have given Borrower thirty (30) days' prior written notice identifying any project Agent determines must be excluded from the Pool due to a material environmental condition before such exclusion shall become effective;

                  (ii) No more than seven and one-half percent (7.5%) of the aggregate undepreciated book value of the Pool (as determined in accordance with GAAP) may consist of multi-family projects under construction ("Development Projects); and

                  (iii) The Pool must have no more than an aggregate of $200,000.00 in Liens described in subsection (ix) of the definition of the term Permitted Liens" set forth in Article 2, provided, however, that in the event the Pool has more than an aggregate of $200,000.00 in said Liens, Borrower shall designate in writing to Agent which project or projects with said Liens shall be excluded from the Pool so that this requirement is once again satisfied, and further provided, that such exclusion shall terminate automatically upon reduction of said Liens below an aggregate of $200,000.00;

         (c) The Property in the Pool other than the Development Projects must have an aggregate occupancy level based on bona fide tenant leases requiring current rent payments of at least eighty-five percent (85%), where the occupancy level is the average of the occupancy level for each of the immediately preceding three (3) months; and

         (d) The Total Unsecured Debt must not exceed the maximum hypothetical loan amount on which the Target Monthly Amortization (as such term is hereinafter defined) can be calculated with the result that Pool NOI (as such term is hereinafter defined) for the preceding 90-day period would not be less than one hundred fifty percent (150%) of the aggregate Target Monthly Amortization for such period. As used herein:

                  "Pool NOI" means the net operating income for the Pool, calculated by including in expenses the greater of (i) actual capital expenditures expensed by Borrower and reserves or (ii) $175.00 per apartment unit per year.

                  "Target Monthly Amortization" means the hypothetical monthly payment of principal and interest which would be required for each month if the Total Unsecured Debt, as of the date of determination of the Target Monthly Amortization, were amortized in level payments of principal and interest over twenty-five (25) years at an interest rate per annum equal to the greater of (i) eight and one-quarter (8.25%); or
         (ii) one and three quarters percent (1.75%) plus the rate of interest per annum on U.S. Treasury Notes having a maturity of seven (7) years in the "this week" column under the heading "Treasury Constant Maturities," of the FEDERAL RESERVE statistical release FORM H.15 which has been most recently published (or, if for any reason that published rate as of a date not more than ten (10) days prior to such date is not available, another rate determined by Agent to be comparable, in its discretion reasonably exercised, shall be used for this purpose).

         5.2. Negative Pledge Agreements. Borrower shall not, and shall not permit any of its Consolidated Subsidiaries to, enter into any negative pledge agreements with any other Person such that Borrower shall be prohibited from granting, or causing any Consolidated Subsidiaries to grant, to Agent, for the benefit to Lenders, a first priority lien and security interest in the Pool as security for the Obligations.

                        ARTICLE 6 - INTERCREDITOR MATTERS

         6.1. Intercreditor Agreement. Borrower is aware of, and has been furnished a copy of, the Intercreditor Agreement.

         6.2.  Successors and Assigns; Participations.

         (a) No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation, except as specifically permitted under the terms and provisions of the Intercreditor Agreement and in accordance with this Section.

         (b) In the event that a Lender, as permitted under the Intercreditor Agreement, at any time sells to one or more Persons (each a "Participant") participating interests in its portion of the Obligation, the selling Lender shall remain a "Lender" under this Agreement (and the Participant shall not constitute a "Lender" under this Agreement) and its obligations under this Agreement shall remain unchanged. The selling Lender shall remain solely responsible for the performance of its obligations under the Loan Documents and shall remain the holder of its share of the Loan for all purposes under this Agreement. Borrower and Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's rights and obligations under the Loan Documents. Participants have no rights under the Loan Documents. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of Article 4 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under
Article 4 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any rights to approve any amendment, modification or waiver of any Loan Document, except to


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       13
the extent the amendment, modification or waiver extends the due date for payment of any principal, interest or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except reductions contemplated by this Agreement), or releases any guaranty or collateral, if any, for the Obligation. However, if a Participant is entitled to the benefits of Article 4 or a Lender grants rights to its Participants to approve amendments to or waivers of the Loan Documents respecting the matters described in the previous sentence, then, unless otherwise consented to by Agent, that Lender must include a voting mechanism in the relevant participation agreement whereby a majority of its portion of the Obligation (whether held by it or participated) shall control the vote for all of that Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, and unless otherwise consented to by Agent, the relevant participation agreement shall prohibit the Participant from transferring, pledging, assigning, selling participations in, or otherwise encumbering its portion of the Obligation.

         (c) In each case in which a Lender, as permitted under the Intercreditor Agreement, assigns to any other Person (each a "Purchaser") all or any part of its rights and obligations under the Loan Documents, the Purchaser shall assume those rights and obligations under an assignment agreement substantially in the form of the attached Exhibit "F". Upon (i) delivery of an executed copy of the assignment agreement to Agent and (ii) payment of any fee required under the Intercreditor Agreement from the transferor to Agent, from and after the assignment's effective date (which shall be after the date of delivery), the Purchaser shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party to this Agreement with commitments as set forth in the assignment agreement, and the transferor Lender shall be released from its obligations under this Agreement to a corresponding extent, and, except as provided in the following sentence, no further consent or action by Lenders or Agent shall be required. Upon the consummation of any transfer to a Purchaser under this subsection (c), the then-existing Exhibit "E" shall automatically be deemed to reflect the name, address, and Commitment of such Purchaser, Agent shall deliver to Borrower and Lenders an amended Exhibit "E" reflecting those changes, Borrower shall execute and deliver to each of the transferor Lender and the Purchaser a Note in the face amount of its respective Commitment following transfer, and, upon receipt of its new Note, the transferor Lender shall return to Borrower the Notes previously delivered to it under this Agreement. A Purchaser is subject to all the provisions in this Article as if it were a Lender signatory to this Agreement as of the date of this Agreement.

         (d) Notwithstanding any contrary provision in this Agreement or the Intercreditor Agreement, a Lender may not sell or participate any of its interests for a purchase price that, directly or indirectly, reflects a discount from face value, without first offering the sale or participation to the other Lenders on a Pro Rata basis (which must be accepted or rejected within five (5) Business Days after the offer).

               ARTICLE 7 - ADDITIONAL REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

         Borrower represents, warrants, covenants and agrees as follows:

         7.1.     Financial Statements.

         (a) All financial statements and other financial information regarding Borrower and its Consolidated Subsidiaries furnished by or on behalf of Borrower to Agent or Lenders are true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower and its Consolidated Subsidiaries as of the dates specified, all financial statements have been prepared in accordance with generally accepted accounting principles and practices recognized from time to time by the Financial Accounting Standards Board (or any generally recognized successor) consistently applied for all periods to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower (and, on a consolidated basis, of Borrower and its Consolidated Subsidiaries) ("GAAP"). No change has occurred in Borrower's financial condition or the condition of its Consolidated Subsidiaries reflected therein since the date of the financial statement delivered to Agent which constitutes a Material Adverse Effect. Borrower is solvent after giving effect to all borrowings and guaranties contemplated in the Loan Documents. Borrower shall, and shall cause each of its Consolidated Subsidiaries to, keep accurate books and records in accordance with GAAP in which full, true and correct entries shall be promptly made. Borrower shall, and shall cause each of its Consolidated Subsidiaries to, permit Agent, at all reasonable times, to examine and copy the books and records of Borrower and its Consolidated Subsidiaries pertaining to the Loan, Property, and all contracts, statements, invoices, bills, and claims for any Work.

         (b) Borrower shall furnish or cause to be furnished to Agent the following:

                  (i) within ninety (90) days after the close of each fiscal year of Borrower: (A) a balance sheet of Borrower and its Consolidated Subsidiaries dated as of the close of such fiscal year; (B) an operating statement for such fiscal year; and (C) a fully executed certificate in the form of Exhibit "C" ("Compliance Certificate") dated as of the delivery of such statements;

                  (ii) within forty-five (45) days after the close of each quarter of each fiscal year of Borrower: (A) a balance sheet of Borrower and its Consolidated Subsidiaries dated as of the close of such fiscal quarter; (B) an operating statement for such fiscal quarter; and (C) a fully executed Compliance Certificate dated as of the delivery of such statements;

                  (iii) within forty-five (45) days after the end of each calendar quarter, with respect to the Pool, a consolidating operating statement for such quarter (unless requested more frequently by Agent); and


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

                  (iv) from time to time, additional financial statements and financial information as Agent shall reasonably request.

                  Borrower shall simultaneously deliver to each Lender copies of the items referenced in subsections (i)(A) and (B) and (ii)(A) and (B).

         (c) All financial statements of Borrower and its Consolidated Subsidiaries shall include balance sheets (including disclosure of all contingent liabilities), an income statement, a statement of shareholders' equity and a statement of cash flows for the applicable period, together with such supporting schedules and documentation as Agent requires. The consolidating quarterly operating statements shall include: the project name and location; percentage of ownership interest; leasing status; and net operating income. All balance sheets and operating statements shall be certified by Borrower and the balance sheet and operating statement described in Section 7.1(b)(i) shall be audited by independent certified public accountants of recognized standing, selected by Borrower and acceptable to Agent without any qualification or exception other than those acceptable to Agent.

         7.2. Litigation. There is no threatened or pending Litigation involving or affecting the Property or Borrower, its Consolidated Subsidiaries, the validity, enforceability, or priority of any of the Loan Documents, or which constitutes a Material Adverse Effect. If any Litigation is threatened or commenced (a) that seeks to enjoin, prevent, or declare invalid or unlawful Borrower's renovation, occupancy, use or operation of the Improvements; (b) that endangers, questions or attacks the title to any part of the Property or the validity, enforceability, or priority of any Loan Document; (c) that seeks to levy upon or seize any part of the Property; (d) for any condemnation or taking of any part of or interest in the Property; (e) regarding any claimed damage, default, or diminution or offset against Rent; (f) with respect to any claimed personal injury, death or property damage on or about the Property; (g) otherwise purporting to affect the Property; or (h) which constitutes a Material Adverse Effect; then Borrower shall promptly and vigorously contest such Litigation in good faith, resist the entry of any temporary or permanent injunction, and seek the stay of any such injunction that may be entered. After the occurrence and during the continuance of a Default or Potential Default, Agent may (but shall not be obligated to) commence, appear in, or defend any such Litigation, compromise or discharge adverse claims made with respect to the Property, purchase tax titles, remove prior liens or security interests, and pay all necessary expenses, including attorneys' fees, incurred in connection with such Litigation, which Borrower shall reimburse to Agent on demand and which shall be part of the Obligations, even if in excess of the Committed Sum, secured by the Loan Documents.

         7.3. Existence and Rights. True, correct and complete copies of the documents governing Borrower's existence and authority have been delivered to Agent. Borrower and each of its Consolidated Subsidiaries is duly organized, validly existing, and in good standing under the Laws of the state of its organization and under Texas Laws; is lawfully doing business in Texas and any other state in which any portion of the Property is located; has full power and authority to own the Property, renovate, lease and operate the Improvements, and enter into and perform the Loan Documents; and has not conveyed, assigned or otherwise transferred (or agreed to do so) any development rights, air rights, utility rights, tap-in, availability, or capacity rights, easement or license rights, or other rights, privileges or attributes with respect to the Property, except for the Permitted Encumbrances. Borrower and each of its Consolidated Subsidiaries shall maintain and preserve its existence under the Laws of its jurisdiction of organization and under Texas Laws; preserve, protect, renew and extend all franchises, permits, licenses, privileges, concessions and other material rights applicable to Borrower, its Consolidated Subsidiaries or the Property; and shall not make any change in its name, identity, or structure without Agent's prior written consent.

         7.4. Authorization, Conflicts, Enforceability. The execution, delivery, and performance of the Loan Documents by Borrower and its Consolidated Subsidiaries have been duly authorized by Borrower and its Consolidated Subsidiaries and shall not cause or result in a violation or breach of, or a default (or provide cause for acceleration of indebtedness) under, any organizational document, agreement or other Legal Requirement by which Borrower, its Consolidated Subsidiaries or any of Borrower's property are bound or affected. Neither Borrower nor any of its Consolidated Subsidiaries is in default under any obligation of Borrower, any Legal Requirement applicable to the Property, or any other Legal Requirement which constitutes a Material Adverse Effect. The Loan Documents executed by Borrower constitute the valid and legally binding obligations of Borrower enforceable in accordance with their terms, except as limited by Debtor Relief Laws and except as the availability of certain remedies may be limited by general principles of equity.

         7.5. Title to the Property. Except with respect to the Ground-Leased Property, Borrower or one of its Consolidated Subsidiaries owns and holds full legal and equitable title to the Property, in fee simple absolute as to all real property. The execution, delivery, performance and observance of the Loan Documents will not require or result in the creation of any Lien on any of Borrower's Property in the Pool.

         7.6. Legal Requirements. Borrower and each of its Consolidated Subsidiaries (a) has complied and will comply, in all material respects as determined by Agent, with all Legal Requirements relating to or affecting the Property, Loan (including all reporting requirements applicable to Lenders) or Borrower or its Consolidated Subsidiaries; (b) has obtained, and delivered true and correct copies to Agent of, all required permits, licenses, approvals and consents from, and has made all filings with, any Tribunal (and the same have not lapsed nor been rescinded or revoked) necessary in connection with the renovation of the Improvements, the execution, delivery or enforcement of any Loan Document, and the performance of the Obligations; and (c) has no knowledge of, and has received no notice of, any violation of any Legal Requirement relating to or affecting the Property, Borrower or any of its Consolidated Subsidiaries. The Property, and the intended use, occupancy, or operation thereof, complies and


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
will comply with all applicable Legal Requirements. No part of the Property constitutes (or will constitute) a nonconforming use under any zoning Law or similar Legal Requirement.

         7.7. Utilities and Access. With respect to the Pool: (a) all utility and municipal services required for the renovation, occupancy, use and operation of the Improvements are available for use and tap-in at the boundaries of the Land and will be available in sufficient amounts for the intended use of the Improvements; (b) all binding agreements, allocations or commitment letters required to ensure the provision of such services have been obtained or will be available from the applicable utility companies and/or Tribunals providing such services; (c) all public and private roads necessary for the intended occupancy, use and operation of the Improvements are completed and available for vehicular ingress to and egress from the Land and have been publicly dedicated and accepted for maintenance by all applicable Tribunals; (d) all necessary or required utility, private roadway, parking, access (including curb cuts), easements, covenants and permits have been granted or issued; and (e) all impact, connection or other requisite fees therefor have been paid.

         7.8. Full Disclosure. All plans, budgets, schedules, certificates, confirmations, statements, applications, rent rolls, affidavits, agreements, contracts, reports, studies, tests, opinions, and other materials and factual information furnished to Agent and Lenders by or on behalf of Borrower and its Consolidated Subsidiaries in connection with the Loan are true, accurate and complete in every material respect on the date as of which the information is dated or certified and none is incomplete by omitting to state any material fact necessary to make such information not misleading. There is no material fact or information that Borrower has not disclosed to Agent that could materially adversely affect the Property or the condition (financial, business, or otherwise) of Borrower and its Consolidated Subsidiaries. There has been no material change in any of the foregoing matters from the matters submitted or disclosed to Agent. There has been no circumstance or event that constitutes a Material Adverse Effect.

         7.9. Certain Regulatory Matters. The proceeds of the Loan are not being used and shall not be used to purchase or carry any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose. Borrower and each of its Consolidated Subsidiaries is in compliance (and will comply) in all material respects with the Employee Retirement Income Security Act of 1974, as amended, and neither Borrower nor any of its Consolidated Subsidiaries has incurred (or will incur) any liability to the Pension Benefit Guaranty Corporation or any Tribunal succeeding to any or all of its functions thereunder. Neither Borrower nor any of its Consolidated Subsidiaries is a "foreign person" within the meaning of the Internal Revenue Code of 1986, Sections 1445 and 7701.

         7.10. Principal Office, Etc. The principal office, chief executive office and principal place of business of Borrower, and the place where Borrower maintains its principal records and books, is at Borrower's address for notices as specified in this Agreement. The Loan is solely for business purposes, and is not for personal family, household or agricultural purposes.

         7.11. Payment and Performance. No Default or Potential Default exists. Borrower is in compliance with the Loan Documents. Borrower shall perform all the Obligations in accordance with the Loan Documents.

         7.12. Inspection of the Property. Agent may enter upon the Property to inspect the Property at all reasonable times. Borrower will cooperate and assist, and will cause its Consolidated Subsidiaries to cooperate and assist, in such inspections, including furnishing all plans, shop drawings and specifications in Borrower's possession or the possession of its Consolidated Subsidiaries relating to the Improvements.

         7.13. Estoppel Certificate. Borrower shall at any time furnish within ten (10) days of request by Agent a written statement in such form as may be required by Agent, stating (a) that the Loan Documents are valid, binding and enforceable obligations of Borrower; (b) the outstanding principal balance of the Loan; (c) the date to which interest is paid; (d) that the Loan Documents have not been released, subordinated or modified; (e) that there are no offsets or defenses against the enforcement of the Loan Documents, and (f) any such other matters reasonably requested by Agent. If any of the foregoing statements are untrue, Borrower shall, alternatively, specify the reasons therefor.

         7.14. Maintenance and Use. Borrower will keep, and will cause its Consolidated Subsidiaries to keep, the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Borrower will not, and will not allow its Consolidated Subsidiaries to, without the prior written consent of Agent, (a) remove from the Pool any fixtures or personal property covered by the Loan Documents except such as is replaced by Borrower or one of its Consolidated Subsidiaries by an article of equal suitability and value, owned by Borrower or one of its Consolidated Subsidiaries, free and clear of any lien or security interest, except those created by the Loan Documents;
(b) make any structural alteration to the Pool after completion of renovation of the Improvements or any other alteration thereto which impairs the value thereof; (c) initiate or permit any zoning reclassification of the Pool, seek any variance under existing zoning ordinances, or use or permit the use of the Pool in a manner that is a nonconforming use under applicable zoning ordinances or other Legal Requirements; (d) impose any easement, restrictive covenant or encumbrance upon the Pool, execute or file any subdivision plat or condominium declaration affecting the Pool, or consent to the annexation of the Pool to any municipality; (e) perform, or consent to, any drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land in the Pool, or (f) use or occupy or allow the use or occupancy of the Pool in any manner


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
which violates any Legal Requirement, constitutes a public or private nuisance, or makes void, voidable or cancelable, or increases the premium of, any insurance.

         7.15. Notice to Agent. Borrower shall promptly notify Agent in writing of any of the following events, specifying in each case the action Borrower has taken or proposes to take with respect thereto: (a) the existence of any Default or Potential Default; (b) any material default by Borrower or any of its Consolidated Subsidiaries under any Legal Requirement, or any default by Borrower or any of its Consolidated Subsidiaries in the performance of any obligation which constitutes a Material Adverse Effect; (c) any decline of ten percent (10%) or more in the tangible net worth of Borrower from that shown on the most recent financial statements of Borrower delivered to Agent; (d) any Litigation instituted or threatened against Borrower, any of its Consolidated Subsidiaries or the Property or any material development in any such Litigation;
(e) any actual or threatened (but only if such threat is communicated to Borrower in writing) condemnation or other taking of any portion of the Property, any negotiations with respect thereto, or any loss of or substantial damage to any portion of the Property; and (f) any cancellation, adverse alteration or non-renewal of any insurance coverage with respect to the Property.

         7.16. Costs and Expenses. Without limitation of any Loan Document and to the extent not prohibited by applicable Laws, (a) Borrower shall pay when due, and reimburse to Agent to the extent paid by Agent on demand, and indemnify Agent from, all out-of-pocket fees, costs and expenses paid or incurred by Agent in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the Obligations or the exercise of any right or remedy of Agent, including reasonable fees and expenses of Agent's counsel, and (b) Borrower shall reimburse to Lenders to the extent paid by Lenders on demand, and indemnify Lenders from, all out-of-pocket fees, costs and expenses paid or incurred by Lenders in connection with the collection of the Loan after Default or the enforcement of the Obligations or the exercise of any right or remedy of Lenders, including reasonable fees and expenses of Lenders' counsel. Borrower shall pay all costs and expenses incurred by Agent or Lenders, including attorneys' fees, if the Obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate, administrative or bankruptcy proceedings. Borrower shall pay all costs and expenses of complying with the Loan Documents. Borrower's obligations under this Section shall survive the delivery of the Loan Documents, the making of Advances, the payment in full of the Obligations, the release or termination of the Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. Borrower acknowledges that none of the foregoing costs and expenses are included in the Commitment Fee.

         7.17. Further Assurances. Borrower will, on request of Agent, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed necessary, desirable or proper by Agent to carry out the purposes of the Loan Documents; and (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Agent or any Lender to comply with the requirements of any agency having jurisdiction over Agent or any Lender.

         7.18. No Assignment. Borrower shall not assign, transfer or encumber its rights or Obligations under any Loan Document or any proceeds of the Loan without the prior written consent of Agent.

         7.19. INDEMNIFICATION. BORROWER SHALL, AND SHALL CAUSE EACH OF ITS CONSOLIDATED SUBSIDIARIES TO, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD HARMLESS AGENT, LENDERS, NATIONSBANK CAPITAL MARKETS, INC. AND THE DIRECTORS, OFFICERS, PARTNERS, EMPLOYEES, AGENTS, HEIRS, REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF AGENT, LENDERS, NATIONSBANK CAPITAL MARKETS, INC., RESPECTIVELY, FROM AND AGAINST, AND REIMBURSE THEM ON DEMAND FOR, ANY AND ALL INDEMNIFIED MATTERS (DEFINED BELOW) BUT ONLY IN THOSE CASES IN WHICH THE FOREGOING INDEMNITEES ARE SEEKING INDEMNIFICATION IN THE CAPACITIES IDENTIFIED AND NOT AS TENANTS OR INVITEES ON THE PROPERTY. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO A PARTICULAR INDEMNIFIED PERSON TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PERSON. ANY AMOUNT TO BE PAID UNDER THIS SECTION BY BORROWER TO AN INDEMNIFIED PERSON SHALL BE A DEMAND OBLIGATION OWING BY BORROWER (WHICH BORROWER HEREBY PROMISES TO PAY) TO AGENT, PART OF THE OBLIGATIONS, EVEN IF IN EXCESS OF THE COMMITTED SUM, AND SECURED BY THE LOAN DOCUMENTS. NOTHING IN THIS SECTION, ELSEWHERE IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL LIMIT OR IMPAIR ANY RIGHTS OR REMEDIES OF AGENT, LENDERS, OR ANY OTHER INDEMNIFIED PERSON (INCLUDING WITHOUT LIMITATION ANY RIGHTS OF CONTRIBUTION OR INDEMNIFICATION) AGAINST BORROWER OR ANY OTHER PERSON UNDER ANY OTHER PROVISION OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT OR


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       17

ANY APPLICABLE LEGAL REQUIREMENT. AS USED HEREIN, THE TERM "INDEMNIFIED MATTERS" MEANS ANY AND ALL CLAIMS, DEMANDS, LIABILITIES (INCLUDING STRICT LIABILITY), LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, FINES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER PROFESSIONAL CONSULTANTS AND EXPERTS, AND OF THE INVESTIGATION AND DEFENSE OF ANY CLAIM, WHETHER OR NOT SUCH CLAIM IS ULTIMATELY DEFEATED, AND THE SETTLEMENT OF ANY CLAIM OR JUDGMENT INCLUDING ALL VALUE PAID OR GIVEN IN SETTLEMENT) OF EVERY KIND, KNOWN OR UNKNOWN, FORESEEABLE OR UNFORESEEABLE, WHICH MAY BE IMPOSED UPON, ASSERTED AGAINST OR INCURRED OR PAID BY AGENT, LENDERS, OR ANY INDEMNIFIED PERSON AT ANY TIME AND FROM TIME TO TIME, WHENEVER IMPOSED, ASSERTED OR INCURRED, BECAUSE OF, RESULTING FROM, IN CONNECTION WITH, OR ARISING OUT OF ANY TRANSACTION, ACT, OMISSION, EVENT OR CIRCUMSTANCE IN ANY WAY CONNECTED WITH THE PROPERTY OR WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING DISBURSEMENT OF THE LOAN PROCEEDS, THE CONDITION OF THE PROPERTY (INCLUDING THE PRESENCE OF HAZARDOUS SUBSTANCES), ANY BODILY INJURY OR DEATH OR PROPERTY DAMAGE OCCURRING IN OR UPON OR IN THE VICINITY OF THE PROPERTY THROUGH ANY CAUSE WHATSOEVER AT ANY TIME ON OR BEFORE THE RELEASE DATE, ANY ACT PERFORMED OR OMITTED TO BE PERFORMED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, ANY FAILURE BY BORROWER TO PERFORM ITS OBLIGATIONS UNDER ANY CONSTRUCTION CONTRACT, ANY DEFAULT OR POTENTIAL DEFAULT, AND ANY CLAIM UNDER OR WITH RESPECT TO ANY LEASE. THE TERM "RELEASE DATE" AS USED HEREIN MEANS THE DATE ON WHICH THE OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL AND THE LOAN DOCUMENTS HAVE BEEN RELEASED; PROVIDED, THAT IF SUCH PAYMENT, PERFORMANCE OR RELEASE IS CHALLENGED, IN BANKRUPTCY PROCEEDINGS OR OTHERWISE, THE RELEASE DATE SHALL BE DEEMED NOT TO HAVE OCCURRED UNTIL SUCH CHALLENGE IS REJECTED, DISMISSED OR WITHDRAWN WITH PREJUDICE. THE INDEMNITIES IN THIS SECTION SHALL NOT TERMINATE UPON THE RELEASE DATE BUT WILL SURVIVE THE RELEASE DATE, THE PAYMENT OF THE OBLIGATIONS, THE DISCHARGE AND RELEASE OF THE LOAN DOCUMENTS, ANY BANKRUPTCY OR OTHER DEBTOR RELIEF PROCEEDING, AND ANY OTHER EVENT WHATSOEVER.

         7.20. REIT Status. Borrower shall maintain its qualification as a real estate investment trust as that term is defined in Section 856 of the Internal Revenue Code of 1986, as amended from time to time, and the regulations of the United States Treasury Department promulgated thereunder.

         7.21. Management of Property. Any material change in the day-to-day leasing, management and operation of the Property shall be subject to the prior written consent of Agent. Furthermore, at least two (2) of the three (3) current holders of the positions of (a) Chairman and Chief Executive Officer, (b) President and Chief Operating Officer and (c) Chief Financial Officer of Borrower shall remain actively involved in the management of Borrower; provided, however, that upon the withdrawal of any two (2) of these individuals from active involvement in the management of Borrower (due to death, disability, termination of employment or otherwise and regardless of whether or not such withdrawal is simultaneous), Borrower shall have a period of six (6) months within which to submit replacement personnel for Agent's approval in Agent's sole discretion.

         7.22. Minimum Net Worth. The net worth of Borrower and its Consolidated Subsidiaries, as calculated in accordance with GAAP, shall never be less than ninety percent (90%) of Borrower's net worth as reported on Borrower's financial statements dated December 31, 1996, prepared in accordance with GAAP except that net worth shall be grossed up to include the Debentures (as such term is defined in Section 7.23), as (a) adjusted for Borrower's accumulated depreciation after December 31, 1996, (b) adjusted for any completed mergers or acquisitions, and (c) increased by an amount equal to ninety percent (90%) of Borrower's net proceeds from securities issued by Borrower after December 31, 1996, at any fiscal quarter end or fiscal year end of Borrower.

         7.23. Liabilities/Assets Ratios. (a) The ratio of total liabilities of Borrower and its Consolidated Subsidiaries, as calculated in accordance with GAAP except that total liabilities shall include contingent liabilities and exclude those certain 7.33% Convertible Subordinated Debentures issued prior to the date of this Agreement to the extent such debentures are fully subordinated to all other debt of Borrower (the "Debentures"), to Total Assets shall never exceed .60 to 1.0.

         (b) The ratio of liabilities of Borrower and its Consolidated Subsidiaries secured by Liens, calculated in accordance with GAAP, to Total Assets shall never exceed .35 to 1.0.

         7.24. Notice of Rating Change/Definition Change. Borrower shall promptly upon the receipt of notice thereof, and in any event within five (5) Business Days after any change in the Moody's Rating or the S & P Rating, notify Agent in writing of such change. Borrower shall promptly upon the receipt of notice thereof, notify Agent of any change in the definition of the term "Funds from Operations" as promulgated by the National Association of Real Estate Investment Trusts.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       18

         7.25. Earnings Ratios. (a) The ratio, calculated for the preceding twelve (12) month period, of (i) earnings before interest, taxes, depreciation and amortization expense of Borrower and its Consolidated Subsidiaries to (ii) all interest on debt owed by Borrower and its Consolidated Subsidiaries, shall exceed 1.75 to 1.0.

         (b) The ratio, calculated for the preceding twelve (12) month period, of (i) earnings before interest, taxes, depreciation and amortization expense of Borrower and its Consolidated Subsidiaries to (ii) Fixed Charges shall exceed
1.75 to 1.0.

         7.26. Unencumbered NOI. The ratio of net operating income from Property not subject to Liens to all interest on debt owed by Borrower and its Consolidated Subsidiaries that is not secured by Liens shall exceed 1.75 to 1.0. For purposes of calculating net operating income under this Section 7.26, expenses shall include the greater of (a) actual annual capital expenditures and reserves or (b) $175.00 per apartment unit per year.

         7.27. Limitation on Distributions.  Unless necessary to comply with
Section 7.20 hereof or solely as a result of a conversion of convertible debentures, Borrower shall not, directly or indirectly, declare or pay any Distribution with respect to any class of stock of Borrower unless, immediately after giving effect to such proposed Distribution, the aggregate of all Distributions made during any fiscal year of Borrower would not exceed ninety-five percent (95%) of Borrower's Funds from Operations attributable to such period.

         7.28. Cost of Unimproved Real Estate. Borrower shall not, and shall not permit any of its Consolidated Subsidiaries to, purchase or otherwise acquire title to any unimproved real estate (excluding Development Projects) if the cost thereof, when added to the aggregate cost of all unimproved real estate (excluding Development Projects) then owned by Borrower and its Consolidated Subsidiaries, would exceed five percent (5.0%) of Total Assets. For purposes of the foregoing percentage calculation, Borrower may exclude unimproved real estate that Agent determines is in the process of being continuously and diligently developed by Borrower. As used in this Section 7.28, the term "cost" means the aggregate amount of all payments made and obligations incurred by Borrower or its Consolidated Subsidiaries in connection with the acquisition of such unimproved real estate, including, without limitation, purchase price, closing costs, attorneys' fees and other costs and expenses customarily classified as real estate costs.

         7.29. Borrower's Equity Interests. Borrower shall not, and shall not permit any of its Consolidated Subsidiaries to, make any investments with the result that:

         (a) Borrower's ownership interests in partnerships, joint ventures or similar entities accounted for on an equity basis (determined in accordance with GAAP), which are not controlling interests, exceed ten percent (10%) of Total Assets;

         (b) The cash portion of the purchase price of the stock of any Persons owned by Borrower, which stock holdings are controlling interests in the respective Persons, exceeds ten percent (10%) of Total Assets; or

         (c) Without the prior written consent of Agent, the aggregate cost of the stock of any Person owned by Borrower, which stock holdings are controlling interests in the respective Persons and which stock is received in exchange for stock or assets of Borrower, exceeds thirty-three and a third percent (33 1/3%) of Total Assets.

         As used in this Section 7.29, the term "controlling interest" means an ownership interest, direct or indirect, in excess of fifty percent (50%) of the outstanding stock of the subject Person or an interest which provides Borrower the right or power to control the composition of a majority of the board of directors or equivalent governing body of the Person.

         7.30. Non-Apartment Project Assets. Borrower shall not, and shall not permit its Consolidated Subsidiaries to, purchase or otherwise acquire title to Properties, which Properties are not multi-family projects, or other assets for which the aggregate undepreciated book value (as determined in accordance with GAAP) exceeds seven and one-half percent (7.5%) of Total Assets, as determined in accordance with GAAP.

         7.31. Cost of Development Projects. The ratio of the aggregate cost of the Development Projects to the aggregate undepreciated book value of the Property as determined in accordance with GAAP shall never exceed .15 to 1.0. As used in this Section 7.31, the term "cost" means the sum of (a) the cost (as such term is defined in Section 7.28 above) of a Development Project in its former state as unimproved real estate and (b) all payments made by Borrower or any of its Consolidated Subsidiaries with respect to predevelopment costs, to-date-development costs and construction costs in connection with such Development Project.

         7.32. Notes Receivable. Notes receivable of Borrower and its Consolidated Subsidiaries shall not exceed ten percent (10%) of Borrower's net worth, as determined in accordance with GAAP.

         7.33. Market Capitalization. The ratio of total liabilities of Borrower and its Consolidated Subsidiaries, as calculated in accordance with GAAP except that total liabilities shall include contingent liabilities and exclude the Debentures, to Market Capitalization shall never exceed .50 to 1.0.

         7.34. Additional Covenants Regarding Consolidated Subsidiaries

         (a)      Borrower shall not do any of the following:


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       19

                  (i) enter into any negative pledge agreements with any other Person such that Borrower shall be prohibited from granting to Agent, for the benefit of Lenders, as security for the Obligations, a first priority security interest in the stock or other equity interest of Borrower in any of its Consolidated Subsidiaries or future Consolidated Subsidiaries (the "Equity"); or

                  (ii) grant any Liens, other than Permitted Liens, in the Equity.

         (b) Without the prior written approval of Agent, Borrower shall not transfer any assets of Borrower, real or personal, to any Consolidated Subsidiary or future Consolidated Subsidiary.

         (c) At all times, Borrower must have the necessary control of its Consolidated Subsidiaries and its future Consolidated Subsidiaries so that Borrower, without the consent of any other Person, may (i) transfer, by dividend or otherwise, cash and capital from each Consolidated Subsidiary (existing or future) to Borrower and (ii) transfer, sell or convey, or grant a lien or security interest in, the assets, real or personal, of its Consolidated Subsidiaries (existing or future). Borrower shall not, without the prior written consent of Agent, consent to or permit the general partner of Camden Operating, L.P. to consent to any amendment, supplement, or other modification of the Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P. dated as of April 15, 1997, that would (i) impair the general partner's ability to fully manage and control the day-to-day operations of such partnership, or
(ii) detrimentally alter the general partner's rights or benefits under such partnership agreement.

         (d) Borrower shall not cause or permit its Consolidated Subsidiaries (existing or future) to, and the Consolidated Subsidiaries (existing or future) shall not, incur additional debt other than:

                  (i) debt owing to a Person other than Borrower, provided that such debt:

                           (A) is nonrecourse to any of Borrower and its Consolidated Subsidiaries (existing or future);

                           (B)      consists of trade payables; or

                           (C) constitutes a refinancing, on substantially equivalent terms and amounts, of any existing debt of existing Consolidated Subsidiaries which is secured by a first priority lien covering real property, and related personal property, owned by an existing Consolidated Subsidiary;

                  (ii) debt incurred by a Consolidated Subsidiary to Borrower, whether such debt was originally payable to Borrower or refinanced by Borrower ("Intercompany Debt").

         7.35.  Additional Agreements Regarding Guaranty

         (a) Contemporaneously with the execution of this Agreement, Borrower has caused Camden Subsidiary, Inc. and Camden Operating, L.P. to execute and deliver to Agent for the benefit of Lenders a Guaranty. Borrower will promptly notify Agent of the formation of any new Consolidated Subsidiary; thereafter, Borrower shall cause each newly formed Consolidated Subsidiary, subject to
Section 7.35(e) below, to execute and deliver to Agent for the benefit of Lenders a Guaranty. Contemporaneously with the delivery of any Guaranty, Borrower shall cause to be delivered to Agent appropriate certifications, resolutions, incumbency certificates, and other documents deemed necessary and appropriate by Agent to evidence the legal, binding, and enforceable effect of each Guaranty.

         (b) Notwithstanding anything to the contrary contained in this Agreement or any Guaranty, Agent and Lenders covenant and agree with Borrower that any funds, payments, claims, or distributions actually received by Agent and Lenders as a result of, or pursuant to any Guaranty ("Guaranty Proceeds"), shall be made available for distribution equally and ratably among the holders of the Obligations and the trustee or trustees of any unsecured, non-subordinated Indebtedness of Borrower issued in offerings registered under the Securities Act of 1933 or exempt from registration pursuant to Rule 144A or
Section 4 thereof or otherwise (the "Public Debt") which is outstanding on the date Agent and Lenders receive such Guaranty Proceeds. This subsection (b) shall not apply to any payments, funds claims or distributions received by Agent or any Lender directly or indirectly from Borrower or any other Person other than from a Consolidated Subsidiary pursuant to a Guaranty, but shall apply solely to Guaranty Proceeds. Borrower has been supplied a copy of each Guaranty and specifically understands and agrees with Agent and Lenders that, to the extent Guaranty Proceeds are distributed to holders of the Public Debt, each Guarantor has agreed that the Obligation shall not be deemed reduced by any such distribution, and each Guarantor will continue to make payments pursuant to its Guaranty until such time as the Obligation has been paid in full after taking into effect any distributions of Guaranty Proceeds to holders of Public Debt.

         (c) Nothing herein contained shall be deemed to limit, modify, or alter the rights of Agent and Lenders under any Guaranty. Nothing herein contained shall be deemed to subordinate the Obligations to the Public Debt, nor give to any holder of the Public Debt any rights of subrogation.

         (d) Nothing contained in this Agreement or any Guaranty shall be deemed for the benefit of any holders of the Public Debt nor shall anything be construed to impose on Agent or Lenders any fiduciary duties, obligations



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       20
or responsibilities to the holders of the Public Debt. This Section 7.35 and each Guaranty is for the sole benefit of Agent and Lenders and their respective successors and assigns.

         (e) On or before December 31, 1997, Borrower shall cause each of its Consolidated Subsidiaries which own title to unencumbered real estate assets that have not executed and delivered a Guaranty contemporaneously with the execution of this Agreement to either (a) merge into or otherwise cause all of its assets be acquired by a Consolidated Subsidiary party to a Guaranty, or (b) execute and deliver a Guaranty to Agent for the benefit of Lenders.

         7.36. Additional Covenant Regarding Certain Subsidiaries.  Subject to
Section 7.35(e) above, Borrower shall cause any Consolidated Subsidiary which does not own title to unencumbered real estate assets as of the date of this Agreement that acquires title to any unencumbered real estate assets after the date hereof to execute and deliver a Guaranty to Agent for the benefit of Lenders within twenty (20) days after such acquisition.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, (X) NO SUBORDINATED DEBENTURES (OTHER THAN THE DEBENTURES) SHALL BE TREATED AS EQUITY FOR ANY PURPOSE, INCLUDING CALCULATIONS MADE UNDER SECTION 7.23 HEREOF AND (Y) LENDERS HEREBY APPROVE THE MERGER CONTEMPLATED BY THAT CERTAIN LETTER AGREEMENT DATED DECEMBER 16, 1996, FROM THE LENDERS UNDER THE PRIOR LOAN AGREEMENT TO BORROWER.

                        ARTICLE 8 - DEFAULT AND REMEDIES

         8.1. Default.  Subject to the last grammatical  paragraph of this
Section 8.1, the occurrence of any of the following shall be a default ("Default"):

         (a) Failure to Pay Obligations. Borrower fails to pay (i) on the date such sum is due, the principal amount of any Bid Rate Loan, any installment thereof, or any interest thereon, and (ii) within five (5) days after the date such sum is due, the principal amount of any other Advance, any installment thereof, any interest thereon, or any other amount required to be paid to Agent or Lenders under the Loan Documents when due and payable, whether scheduled, accelerated, or otherwise.

         (b) Nonperformance of Covenants. Borrower (and, if applicable, any of its Consolidated Subsidiaries) fails timely and properly to observe, keep or perform any covenant, agreement or condition required in any Loan Document, other than those covenants, agreements, or conditions addressed as a Default in this Section 8.1.

         (c) Representations and Warranties. Any statement, representation or warranty by or on behalf of Borrower or any of its Consolidated Subsidiaries in any Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Agent or any Lender in connection with the Obligations is false, fraudulent, misleading or erroneous in any material respect.

         (d)  Bankruptcy or Insolvency.  Borrower or any of its Consolidated
Subsidiaries:

                  (i) (A) executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit of any Debtor Relief Law, or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of any part of the Property or of any significant portion of its other property; or

                  (ii) suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of any part of the Property or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof; (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it; (C) in a proceeding under the Title 11 of the United States Code, the case is converted from one chapter to another; or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or ninety (90) days next following the date of its filing; or

                  (iii) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar Law; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement of such lien and in any event within ninety (90) days from the date thereof; or

                  (iv) fails to have discharged within a period of twenty (20) days any attachment, sequestration, or similar writ levied upon any of its property; or

                  (v) fails to pay any final money judgment against it within twenty (20) days after the entry of such judgment.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       21

         (e) Liquidation. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Texas, or any other state in which any portion of the Property is located, of Borrower or its Consolidated Subsidiaries, other than a merger or consolidation which does not result in the occurrence of any other Potential Default or Default and after which the surviving entity is Borrower.

         (f) Material Adverse Change. Any circumstance or event of whatever nature (including the filing of, or any adverse determination or development in, any Litigation) occurs which (a) impairs the validity or enforceability of any Loan Document with respect to a material term, (b) materially and adversely affects or changes the condition (financial or otherwise), operations, business, management or assets of Borrower or any of its Consolidated Subsidiaries, or (c) impairs the ability of Borrower to fulfill any material Obligation.

         (g) Enforceability; Priority. Any Loan Document shall for any reason cease to be in full force and effect, be declared null and void or unenforceable in whole or in part, cease to have the priority required herein, or the validity or enforceability thereof, in whole or in part shall be challenged or denied but, in the case of a challenge by a party other than Borrower or any of its Consolidated Subsidiaries, only if Agent acting reasonably determines such challenge is serious.

         (h) Certain Investors. The characterization of the assets of Borrower or any of its Consolidated Subsidiaries as assets of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 if such plan owns stock in Borrower or any of its Consolidated Subsidiaries.

         (i) Other Loan Documents. A default or event of default occurs under any Loan Document, other than this Agreement, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document.

         (j) Other Debt. In respect of any debt (other than the Obligations) of Borrower or any Consolidated Subsidiary individually or collectively of at least $5,000,000, (a) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to cause or to permit any holder of that debt to cause, whether or not it elects to cause, any of that debt to become due before its stated maturity or regularly scheduled payment dates, or (b) any of that debt is declared to be due and payable or required to be prepaid by Borrower or any Consolidated Subsidiary before its stated maturity.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT, THE OCCURRENCE OF ANY OF THE EVENTS DESCRIBED IN SECTION
8.1 (OTHER THAN THE FAILURE TO PAY ANY SUM REQUIRED UNDER THE LOAN DOCUMENTS, THOSE EVENTS WHICH ARE NOT CURABLE AND THOSE EVENTS WHICH ARE DESCRIBED IN SUBSECTIONS (A) AND (D) OF SECTION 8.1) SHALL CONSTITUTE A DEFAULT FIFTEEN (15) DAYS AFTER DELIVERY OF WRITTEN NOTICE THEREOF BY AGENT TO BORROWER UNLESS THE EVENT IS CURED WITHIN SAID FIFTEEN (15) DAYS.

         8.2. Notice and Cure. If any Loan Document provides for Agent to give to Borrower any notice regarding a Default or Potential Default, and if Agent fails to give such notice to Borrower as provided, the sole and exclusive remedy of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Obligations postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such Potential Default to Agent's satisfaction in the manner and during the period of time permitted by such agreement, if any, and Borrower waives any and all right to damages and any other relief.

         8.3. Certain Remedies. Any Default under this Agreement shall also constitute a Default under the other Loan Documents. Should a Default occur, Agent may but without any obligation to do so, at its option and at any time, and without presentment, demand, or protest, notice of default, dishonor, demand, non-payment, or protest, notice of intent to accelerate all or any part of the Obligations, notice of acceleration of all or any part of the Obligations, or notice of any other kind, all of which Borrower hereby expressly waives, except for any notice required by applicable statute which cannot be waived (a) declare the Obligations, or any part thereof, immediately due and payable, whereupon the same shall be due and payable; (b) terminate the Total Commitment and any obligation to disburse any other funds hereunder; (c) reduce any claim to judgment; (d) to the maximum extent permitted under applicable Laws, set-off (or request each Lender to, and each Lender is entitled to, set off) and apply any and all deposits (general or special, time or demand, provisional or final), funds, or assets at any time held and any and all other indebtedness at any time owing by Agent (or any Lender) to or for the credit or the account of Borrower against any and all Obligations (and, to the extent permitted by Law, Borrower is deemed directly obligated to each Lender in the full amount of the Obligations for this purpose), whether or not Agent exercises any other right or remedy hereunder and whether or not such Obligations are then matured; and/or (e) exercise any and all rights and remedies afforded by any of the Loan Documents, or by Law or equity or otherwise, as Agent deems appropriate. The aggregate sum of the deposits and funds offset under subsection
(d) above shall (i) not exceed the Obligations and (ii) be distributed on a Pro Rata basis among the Lenders.

         8.4. Rights and Remedies Cumulative. All rights and remedies provided for in the Loan Documents are cumulative of each other and of any and all other rights and remedies existing at Law or in equity, and Agent and Lenders shall, in addition to the rights and remedies provided in any Loan Document, be entitled to avail themselves of all such other rights and remedies now or hereafter existing at Law or in equity for the collection and enforcement of the Obligations and the foreclosure of the liens and security interests evidenced by the Loan Documents. The resort to


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
any right or remedy provided for under any Loan Documents or provided for by Law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

                    ARTICLE 9 - GENERAL TERMS AND CONDITIONS

         Borrower and Lenders further covenant and agree as follows:

         9.1. Loan Documents. All documents, certificates, insurance policies, and other items required under this Agreement to be executed and/or delivered to Agent or any Lender shall be in form and content satisfactory to Agent.

         9.2. Waiver. Agent or Lenders may at any time by a specific writing, waive compliance by Borrower with any covenant in any Loan Document, consent to Borrower's doing any act which in any Loan Document Borrower is prohibited from doing, or to Borrower's failing to do any act which in any Loan Document Borrower is required to do, or release any Person liable for any part of the Obligations without impairing or releasing the liability of any other Person. Agent or Lenders may waive any Default or Potential Default without waiving any other prior or subsequent Default or Potential Default. Agent or Lenders may remedy any Default or Potential Default without waiving the Default or Potential Default remedied. Neither failure by Agent or Lenders to exercise, nor delay by Agent or Lenders in exercising, nor discontinuance of the exercise of any right, power or remedy upon any Default or Potential Default shall be construed as a waiver of such Default or Potential Default or as a waiver of the right to exercise any such right, power or remedy (including the right to accelerate the maturity of the Obligations or any part thereof) at a later date. No single or partial exercise by Agent or Lenders of any right, power or remedy under any Loan Document shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy under any Loan Document may be exercised at any time and from time to time. No modification or waiver of any provision of any Loan Document nor consent to any departure by Borrower therefrom shall in any event be effective unless in writing signed by Agent or Lenders and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Obligations other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Agent or Lenders in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Agent or Lenders of any payment which is past due or which is in an amount less than the amount then due on any Obligation shall be deemed an acceptance on account only and shall not in any way excuse the existence of a Default or Potential Default, waive, extinguish or impair any of Agent's or Lenders' rights, including the rights to accelerate the maturity of the Obligations or any part thereof, or nullify any prior exercise of any of such rights, constitute a waiver of the requirement of punctual payment and performance, or constitute a novation in any respect.

         9.3. Lender's Consent or Approval. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of judgment of Agent or Lenders is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Agent or Lenders, as the case may be; and (b) deemed to have been given only by a specific writing intended for the purpose and executed by Agent or Lenders. Each provision for consent, approval, inspection, review, or verification by Agent or Lenders is for Agent's or Lenders' own purposes and benefit only.

         9.4. Modification or Termination. The Loan Documents may only be modified, supplemented, or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification, supplement, or termination is asserted. Any alleged modification, supplement, or termination which is not so documented shall not be effective as to any party.

         9.5. Forum. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property and its Consolidated Subsidiaries to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the City of Houston, Texas, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to the Loan Documents or the Obligations.

         9.6. Compliance with Usury Laws. It is the intent of Borrower and Lenders to conform to and contract in strict compliance with applicable usury Laws from time to time in effect. All agreements between Borrower and Lenders are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including, but not limited to, prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contacted for, charged or received under any Loan Document, or otherwise, exceed the maximum amount permissible under applicable Laws. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum lawful amount, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum amount permitted under applicable Laws, without the necessity of execution of any amendment or new document. If Lenders shall ever receive anything of value which is characterized as interest under applicable Laws and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       23
amount of the Loan in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds the principal amount of the Loan. The right to accelerate maturity of the Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of the acceleration, and Lenders do not intend to charge or receive any unearned interest in the event of acceleration. All interest taken, reserved, contracted for, charged or received shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable Laws. As used in this Section, the term "applicable Laws" means the Laws of the State of Texas or the federal Laws of the United States, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

         9.7. Notices. Unless specifically provided otherwise, any notice for purposes of this Agreement or any other Loan Document shall be given in writing or by telex or by facsimile (fax) transmission and shall be addressed or delivered to the respective addresses set forth on Exhibit "E", or to such other address as may have been previously designated by the intended recipient by notice given in accordance with this Section. If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified; if transmitted by telex, the notice shall be effective when transmitted (answerback confirmed); and if transmitted by facsimile or personal delivery, the notice shall be effective when received. No notice of change of address shall be effective except upon actual receipt, and service of a notice required by Texas Property Code Section 51.002, as amended from time to time, shall be considered complete when the requirements of that statute are met. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

         9.8. No Brokers. Borrower indemnifies Agent and Lenders from any liability, claims or losses arising by reason of claims for any such brokerage commission made by any Person claiming to have dealt with Borrower or any affiliate of Borrower. The provisions of this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability (including attorneys' fees), claims or losses exists.

         9.9. Partial Invalidity. A determination that any provision of any Loan Document is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of any Loan Document to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances.

         9.10. Interpretation. If this Agreement is signed by more than one Person as "Borrower," then the term "Borrower" as used in this Agreement shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every such undersigned Person, jointly and severally. The term "Lenders" shall be deemed, subject to this Agreement, to include any subsequent holder(s) of the Notes. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Agreement to Schedules, Exhibits, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Agreement, unless such reference specifically identifies another document. The terms "herein," "hereof," "hereto," "hereunder" and similar terms refer to this Agreement and not to any particular Section or other subdivision of this Agreement. The terms "includes" and "including" shall be interpreted as if followed by the words "without limitation." All references in this Agreement to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

         9.11. Disclosure of Information. Agent and any Lender may disclose any information Agent or any Lender may from time to time have regarding the Loan, Borrower, its Consolidated Subsidiaries or the Property to any assignee or participant or prospective assignee or prospective participant, to Agent's affiliates including NationsBanc Capital Markets, Inc., to any regulatory body having jurisdiction over Agent or such Lender and to any agent or attorney of Agent or any Lender and in such other circumstances and to such other parties as necessary or appropriate in Agent's or any Lender's reasonable judgment.

         9.12. Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure only to the benefit of Agent and Lenders and each of their respective successors and permitted assigns and Borrower and Borrower's successors and assigns (and no other Person shall be deemed a benefitted party hereunder under any circumstances), subject to Sections 7.19 and 9.19.

         9.13. Conditions for the Benefit of Lenders. All conditions of the obligations of Agent and Lenders hereunder, including the obligation to make Advances, are imposed solely and exclusively for the benefit of Agent and Lenders, and may be freely waived in whole or in part by Agent and Lenders at any time. No other Person is a beneficiary of such conditions, has standing to require satisfaction of such conditions, or is entitled to assume that Agent and Lenders will make Advances or refuse to make Advances in the absence of strict compliance therewith. Notwithstanding any approval, consent, inspection, verification, or receipt and review of information or documents by Agent and Lenders, neither Agent nor Lenders have any obligation or responsibility whatsoever, and assume no duty or obligation, for the Property or its condition, the performance or quality of any Work or workmanship


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       24
regarding the Property or the absence therefrom of defects, the financial condition, or the reporting thereof, of Borrower, or the compliance of any of the foregoing with any Legal Requirement. Any inspection or audit of the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Agent or Lenders shall be for Agent and Lenders' protection only, and shall not constitute any assumption of responsibility to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, or relieve Borrower of any of the Obligations. Neither Agent nor Lenders have any duty to supervise or inspect any of the Work, the books and records pertaining to the Property or the financial records of Borrower, or to inform Borrower or any other Person of the existence of any defect, nor shall Agent or Lenders have any liability for the performance or default of Borrower or any other Person, or for any failure to renovate, complete, protect or insure the Improvements, or to pay any costs of the Work, or for the performance of any obligation of Borrower whatsoever.

         9.14. Counterparts. This Agreement has been executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

         9.15. No Partnership, etc. The relationship between Lenders and Borrower is solely that of lender and borrower. Neither Agent nor Lenders have any fiduciary or other special relationship with or duty to Borrower and none is created hereby. Nothing contained in the Loan Documents, and no action taken pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Agent or Lenders or in any way make Agent or any Lender a co-principal with Borrower with reference to the Property or otherwise. In no event shall Agent's or Lenders' rights and interests under the Loan Documents be construed to give Agent or any Lender the right to control, or be deemed to indicate that Agent or any Lender is in control of, the business, properties, management or operations of Borrower.

         9.16. Loan Agreement Governs. In the event of any conflict between the terms of this Agreement and any terms of any other Loan Document, the terms of this Agreement shall govern. All of the Loan Documents are by this reference incorporated into this Agreement.

         9.17. Time of Essence.  Time shall be of the essence in this Agreement.

         9.18. Applicable Law. This Agreement and the other Loan Documents are contracts made in, and under the Laws of, the State of Texas, and the Loan Documents and their validity, enforcement and interpretation, shall for all purposes be governed by Texas law (without regard to any conflict of laws principles), unless a portion of the Property is located in a state other than Texas, in which case the laws of such state shall apply only to the extent necessary for the enforcement of Agent's remedies under the Loan Documents, and applicable United States federal law. Chapter 15 of Subtitle 3, Title 79, of the Revised Civil Statutes of the State of Texas, as in effect on the date hereof and as the same may hereafter be amended or supplemented from time to time, shall not apply to the Loan, any Advance or any Loan Document.

         9.19. Participation or Sale of Loan. Subject to the terms and provisions of Article 6 hereof and the Intercreditor Agreement, Agent may, from time to time, sell or offer to sell interests in the Loan to one or more assignees or participants and any Lender shall have the right to sell its interest in the Loan or an undivided ownership or participation interest in the Loan provided NationsBank of Texas, N.A. remains the agent lender (subject to removal for cause under the terms and provisions of any Intercreditor Agreement related to the Loan). Agent and each Lender are hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the Loan including, without limitation, any security for the Loan and any credit or other information on Borrower, its Consolidated Subsidiaries and any of its principals which may be necessary to effectuate any sale or attempted sale of its interest in the Loan or participation therein or attempted participation therein. Borrower shall, and shall cause its Consolidated Subsidiaries to, execute, acknowledge and deliver any and all instruments reasonably requested by Agent and any Lender in connection with the foregoing, including, without limitation, to satisfy such purchaser or participants that the Loan is outstanding in accordance with the terms and provisions contained herein and in the other Loan Documents. To the extent, if any, specified in any assignment or participation, such companies, assignee(s), and participant(s) shall have the rights and benefits with respect to the Loan Documents as such person(s) would have had if such person(s) had been a Lender hereunder.

         9.20. Survival of Representations, Warranties and Covenants. The obligations of Borrower and the rights of Agent and Lenders under the Loan Documents shall continue until all Obligations have been paid in full and as provided in Section 9.21. All representations, warranties and covenants (including, without limitation, indemnities) made by Borrower in any Loan Document shall survive the delivery of the Loan Documents to Agent and the Notes to Lenders, the making of Advances, and the termination of the Total Commitment, and, with respect to such indemnities (and any other provisions in any Loan Document specified to survive), shall survive the payment in full of the Obligations and the release or termination of the Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. No investigation at any time made by or on behalf of Agent or Lenders shall diminish Agent's and Lenders' right to rely on all representations and warranties made by Borrower under any Loan Document.

         9.21. Payments Set Aside. To the extent that Borrower or any other Person pays the Obligations or any part thereof to Agent or Lenders, or Agent or Lenders enforce any of their rights under any Loan Document, and such payment or enforcement or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       25
aside, and/or required to be repaid to Borrower or such other Person, its estate, a trustee, receiver, or any other Person under any Law, then to the extent of such repayment, the Obligations or part thereof originally intended to be satisfied, together with all Loan Documents (including all the terms thereof and all of Agent's and Lenders' rights thereunder), notwithstanding any prior termination and/or delivery of the Loan Documents to Borrower (it being agreed that the provisions of this Section shall survive any such termination and/or delivery), shall be revived and continued in effect as if such payment had not been made or such enforcement had not occurred. Agent shall be entitled to retain the Loan Documents in its possession for one (1) year after the date on which all Obligations have been paid in full; provided, that such retention or non-retention of such documents after payment in full of all Obligations shall not impair the revival provisions in this Section or the survival provisions in
Section 9.20.

         9.22. Disclaimer of Financing. Lenders have not made any commitment or agreement, express or implied, to extend the term of the Loan past the Maturity Date or to provide Borrower with any financing except as expressly described in this Agreement.

         9.23. Evidence of Satisfaction. As part of satisfying or performing any condition or obligation under the Loan Documents, Borrower shall deliver to Agent evidence of such satisfaction or performance satisfactory to Agent.

         9.24. Time References. Unless otherwise specified, in the Loan Documents time references (e.g., 10:00 a.m.) are to time in Houston, Texas.


                              ARTICLE 10 - EXHIBITS

         10.1. Exhibits. This Agreement includes the Exhibits listed below which are marked by "X", all of which Exhibits are attached hereto and made a part hereof for all purposes, it being agreed that if any Exhibit contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and deliver hereof.

          X       Exhibit "A"       -       Closing Conditions
         ---
          X       Exhibit "B"       -       Affidavit and Advance Request
         ---
          X       Exhibit "C"       -       Compliance Certificate
         ---
          X       Exhibit "D"       -       Eurodollar Rate Notice
         ---
          X       Exhibit "E"       -       Schedule of Parties, Addresses,
         ---                                Commitments and Wiring Information

          X       Exhibit "F"       -       Form of Assignment and Acceptance
         ---
          X       Exhibit "G"       -       Bid Rate Note Form
         ---
          X       Exhibit "H"       -       Bid Loan Request Confirmation
         ---
          X       Exhibit "I"       -       Invitation to Bid
         ---
          X       Exhibit "J"       -       Confirmation of Bid
         ---
          X       Exhibit "K"       -       Notice of Acceptance of Bid
         ---
          X       Exhibit "L"       -       Form of Guaranty
         ---
          X       Exhibit "M"       -       Form of Advance Note
         ---

                       ARTICLE 11 - MANDATORY ARBITRATION

         11.1. Mandatory Arbitration. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Endispute, Inc. (doing business as J.A.M.S./Endispute), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

         a. Special Rules. The arbitration shall be conducted in the city of the Borrower's domicile at time of this Agreement's execution and administered by J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

         b. Reservations of Rights. Nothing in this Agreement shall be deemed to
         (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or
         (ii) be a waiver by Agent or Lenders of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or
         (iii) limit the right of Agent or Lenders (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Agent and Lenders may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Lenders' option, foreclosure under a deed of trust or mortgage may


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       26
          be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

                          ARTICLE 12 - ENTIRE AGREEMENT

         12.1. Entire Agreement. The Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the transactions arising in connection with the Loan and supersede all prior understandings and agreements between the parties hereto with respect to the matters addressed in the Loan Documents. Except as incorporated in writing in the Loan Documents, there are not, and were not, and no Persons are or were authorized to make, on behalf of Lenders any representations, understandings, stipulations, agreements or promises with respect to the matters addressed in the Loan Documents.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       27

         EXECUTED and DELIVERED as of the date first recited above.

                                       BORROWER:

BORROWER'S TAX IDENTIFICATION          CAMDEN PROPERTY TRUST
NO.: 76-6088377


                                       By:
                                          ---------------------------------
                                          G. Steven Dawson, Senior Vice
                                          President of Finance and Chief
                                          Financial Officer


                                       AGENT:

                                       NATIONSBANK OF TEXAS, N.A., as Agent
                                        and a Lender



                                       By:
                                          ----------------------------------
                                          Cynthia C. Sanford,
                                          Senior Vice President




                                 Signature Page
                                One of Two Pages

                                    LENDERS:

                                    BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Its:
                                           ----------------------------


                                    FLEET NATIONAL BANK


                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Its:
                                           ----------------------------

                                    UNION BANK OF SWITZERLAND


                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Its:
                                           ----------------------------


                                    BANK ONE, TEXAS, N.A.


                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Its:
                                           ----------------------------



                                 Signature Page
                                Two of Two Pages

                                   EXHIBIT "A"

                               CLOSING CONDITIONS


         1. Fees and Expenses. Agent shall have received the Initial Commitment Fee and Borrower shall have paid all other fees, costs and expenses then required to be paid pursuant to this Agreement.

         2. Financial Statements. Agent shall have received and approved (a) the audited annual financial statements for Borrower dated December 31, 1996, and
(b) the unaudited quarterly financial statements of Borrower dated September 30, 1997.

         3. Authorization, etc. Agent shall have received and approved such evidence Agent requires of the existence, good standing, authority and capacity of Borrower and its representatives to execute, deliver and perform the Loan Documents including (a) a copy of each document creating it or governing the existence, power or authority of it or its representatives, and (b) all certificates, resolutions, and consents required by Agent.

         4. Loan Documents. Borrower and each other Person required by Agent shall have duly executed, acknowledged, sworn to, recorded, filed, and delivered to Agent all Loan Documents then required by Agent, dated the Closing Date, and in form and content satisfactory to Agent, including (a) this Agreement; (b) the Notes, and (c) a Guaranty executed by Camden Subsidiary, Inc. and Camden Operating, L.P.

         5. Opinions of Counsel. Agent shall have received the written opinion of counsel for and requested by Borrower and its representatives addressed to Agent and Lenders, dated the Closing Date and satisfactory to Agent in form and content, covering, among other things, the organization, existence, and authorization of Borrower and its representatives, the due execution and delivery of the Loan Documents, the validity and enforceability of the Loan Documents, and such other matters as Agent may request. Borrower's counsel must be satisfactory to Agent.

         6. Other Documents. Borrower and its representatives shall have delivered to Agent, in form and content satisfactory to Agent, such other documents and certificates as Agent may reasonably request in connection with the transactions contemplated in this Agreement.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       30

                                   EXHIBIT "B"

                          AFFIDAVIT AND ADVANCE REQUEST

TO:               NationsBank of Texas, N.A., Agent                                                        Date:
BORROWER:         Camden Property Trust                                                                         --------------
LOAN:             $150,000,000.00 Revolving Line of Credit
ADVANCE REQUEST NO.:
                    --------------------------------
REQUESTED DATE OF ADVANCE:                                                                               AMOUNT: $
                          --------------------------                                                              ------------


         BEFORE ME, the undersigned authority, on this day personally appeared the person executing this affidavit, who, being by me first duly sworn, deposed and said:


         1. I am the person and officer of Borrower as indicated on the execution line of this affidavit; I am duly authorized to make this affidavit and to execute and deliver the related request for payment.

         2. All reports, statements, and other documentation heretofore or herewith delivered by or on behalf of Borrower to Lenders are substantially true and correct and in all respects what they purport and appear to be.

         3. Except for liens of the type and not exceeding the amounts set forth in subsection (ix) of the definition of the term "Permitted Liens" in Article 2, Borrower has not been served with any written notice that a lien will be claimed for any amount unpaid for materials delivered, labor performed, or services provided in connection with the Property, or any part thereof. To Borrower's knowledge, no valid basis exists for the filing of any mechanic's or materialman's liens or claims with respect to all or any part of the Property.

         4. All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate in all respects as of the date of this Advance Request, except as follows (if any):

         5. No Default or Potential Default exists (or would result from the Advance herein requested), except as follows (if any):

         6. No part of the Property has been taken by eminent domain proceedings, and Borrower has not received written notice of any proceedings or negotiations therefor which are pending, except as follows (if any):

         7. All conditions precedent to Borrower's right to receive the requested Advance have been met in accordance with the terms of the Loan Documents, except as follows (if any):

         8. The outstanding principal balance of the Loan after the funding of this Advance will not exceed the Maximum Available Amount. The Maximum Available Amount as of the date hereof is $_____________.

         9. Borrower agrees to notify Agent in writing immediately if the matters certified herein will not be true and correct as of the time of the requested Advance, and the foregoing certifications shall be deemed made and ratified as of the time of the Advance unless Borrower so notifies Agent in writing before that time.

         10. As of the date hereof, Borrower has no claims, causes of action, demands against any Lender, or defenses or offsets to payment of the Loan or any other amounts due under the Loan Documents.

         11. Agent's acceptance of this Advance Request will in no way operate as a waiver by Lenders of any term, condition, covenant or agreement contained in the Loan Documents, or of Agent's right to enforce any term, condition, covenant or agreement therein.

         EXECUTED as of the date first written above.

                                    AFFIANT:



                                    ---------------------------------------

                                                   of CAMDEN PROPERTY TRUST
                                    ---------------


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       31

THE STATE OF TEXAS         )
                           )
COUNTY OF HARRIS           )

   SUBSCRIBED AND SWORN BEFORE ME, on this    day of           , 199  , by
                                          ----       ----------     --
----------------------------



                                  -------------------------------------
                                  Notary Public
                                  Printed Name:
                                               ------------------------
                                  My Commission Expires:
                                                        ---------------


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       32

                                   EXHIBIT "C"

                             COMPLIANCE CERTIFICATE


NationsBank of Texas, N.A., as Agent ("Agent")
700 Louisiana,
5th Floor
Houston, Texas 77002

Attention:  Real Estate Administration

RE: Restatement and Amendment of Loan Agreement dated effective as of November 25, 1997, between Agent, the Lenders named therein and Camden Property Trust (the "Loan Agreement")

Gentlemen:

         Pursuant to Section 7.1 of the Loan Agreement, the undersigned hereby certifies and warrants to Lenders that as of ___________________________, 199__:

                  1. The financial statements attached hereto were prepared in accordance with GAAP and present fairly the financial condition and results of operations __________ of as of, and for the ______________ ended on _______________, 199__:

                  2. The representations and warranties set forth in the Loan Agreement were true and correct with the same effect as if made on and as of that date, except as follows (if any):

                  3. Attached as Schedule I hereto is an accurate statement of the data regarding the financial covenants referenced in the sections of the Loan Agreement specified in the left-hand margin of Schedule I. The undersigned had duly performed and complied with each covenant, condition, agreement and other obligation of or applicable to the undersigned under the Loan Agreement and each other "Loan Document" as defined therein, except as follows (if any):

                  4. Attached as Schedule II hereto is an accurate statement of the data regarding the covenants of Borrower's public debt issue(s), if any. The undersigned had duly performed and complied with each covenant, condition, agreement and other obligation of or applicable to the undersigned under said public debt issue(s), except as follows (if any):

                  5. Attached as Schedule III hereto is an accurate statement of certain data regarding the specific projects in the Pool.

         To the knowledge of the undersigned, no Default or Potential Default existed under the Loan Agreement, except as follows (if any):

         Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

         In preparing this Compliance Certificate, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Lenders and the undersigned entity are justified in relying.

         WITNESS the due execution of this Compliance Certificate by the undersigned's duly authorized representative on _________, 199__

                                    CAMDEN PROPERTY TRUST



                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       33

                                   SCHEDULE I

=======================================================================================================
SECTION OR
SUBSECTION              REQUIRED OR PERMITTED
-------------------------------------------------------------------------------------------------------
5.1(a)            Undepreciated book value of       1.   Pool - undepreciated book value
                  Pool of at least 175% of Total         per GAAP
                  Unsecured Debt
                                                         a.  Unencumbered assets owned          $
                                                             by Borrower                        --------

                                                         b.  Unencumbered assets owned
                                                             by [____________________]          $
                                                                                                --------

                                                             [Please list amount of
                                                             unencumbered assets for
                                                             each Consolidated
                                                             Subsidiary]                        $
                                                                                                --------
                                                         c.  Total                              $
                                                                                                --------
                                                    2.   Loan balance                           $
                                                                                                --------
                                                    3.   Balance of other unsecured debt        $
                                                                                                --------
                                                    4.   Sum of 2. and 3.                       $
                                                                                                --------
                                                    5.   Percentage of 4. that 1. equals                 %
                                                                                                --------
                                                    6.   5. equals or exceeds 175%
                                                            (yes or no)                         --------

                                                    7.   If no, amount of Excess Debt
                                                         (being amount by which 2. must
                                                         be reduced so that 5. equals or        $
                                                         exceeds 175%):                         ---------
---------------------------------------------------------------------------------------------------------
5.1(b)            Development Projects not exceed   1.   Undepreciated book value of Pool       $
                  7.5% of Pool                                                                  ---------
                                                    2.   Undepreciated book value of
                                                         Development Projects                   $
                                                                                                ---------
                                                    3.   [2 divided by 1] =                             %
                                                                                                ---------
                                                    4.   7.5% equals or exceeds 3.
                                                         (yes or no)                            ---------
                                                          ---
---------------------------------------------------------------------------------------------------------
5.1(c)            Pool (excluding Development       1.   Occupancy Level of Pool
                  Projects) occupancy level of at        (excluding Development
                  least 85%                              Projects) using average
                                                         occupancy level for each of
                                                         preceding 3 months                               %
                                                                                                ----------
                                                    2.   1. equals or exceeds 85%
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

----------------------------------------------------------------------------------------------------------
5.1(d)            Total Unsecured Debt not exceed   1.   Loan balance                           $
                  maximum hypothetical loan                                                     ----------
                  amount for which Target Monthly
                  Amortization ("TMA") can be       2.   Balance of other unsecured debt        $
                  calculated so that Pool NOI for                                               ----------
                  90 days equals or exceeds 150%
                  of TMA
                                                    3.   Sum of 1. and 2.                       $
                                                                                                ----------

                                                    4.   Pool NOI for preceding 90 days
                                                         using greater of actual capital
                                                         expenditures and reserves or
                                                         $175/unit/year                         $
                                                                                                ----------
                                                    5.   150% X [TMA for 90 days
                                                         calculated using 3. amortized
                                                         over 25 years at greater of (a)
                                                         8.25% or (b) 7-year treasuries
                                                         plus 1.75%]                            $
                                                                                                ----------
                                                    6.   Maximum hypothetical loan
                                                         amount for which TMA can be
                                                         calculated so that 4. equals or
                                                         exceeds 5.                             $
                                                                                                ----------
                                                    7.   3. is less than or equal to 6.
                                                         (yes or no)                            ----------
                                                          ---

                                                    8.   If yes, amount of Excess Debt
                                                         (being .6 minus .3)                    ----------
----------------------------------------------------------------------------------------------------------
7.22              Maintain minimum net worth of     1.   Current net worth per GAAP             $
                  at least 90% of 12/31/96 net                                                  ----------
                  worth per GAAP (including         2.   90% of 6/30/97 net worth per
                  Debentures) but adjusted by (a)        GAAP (including Debentures)            $
                  post 6/30/97 accumulated                                                      ----------
                  depreciation, (b) completed       3.   post - 6/30/97 accumulated
                  mergers or acquisitions and (c)        depreciation                           $
                  90% of net proceeds of future                                                 ----------
                  securities                        4.   completed mergers or
                                                         acquisitions                           $
                                                                                                ----------
                                                    5.   90% of net proceeds of
                                                         securities issued after 6/30/97        $
                                                                                                ----------
                                                    6.   2. as adjusted by 3., 4 and 5.         $
                                                                                                ----------

                                                    7.   1. exceeds 6. (yes or no)              $
                                                                        ---                     ----------
----------------------------------------------------------------------------------------------------------
7.23(a)           Total liabilities (per GAAP       1.   Total liabilities per GAAP
                  except include contingent              except grossed up to reflect
                  liabilities and exclude                contingent liabilities and
                  Debentures) to Total Assets not        exclude Debentures                     $
                  to exceed .60 to 1.0                                                          ----------
                                                    2.   Total Assets                           $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.
                                                                                                ----------
                                                    4.   .60 to 1.0 equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.23(b)           Secured liabilities (per GAAP)    1.   Liabilities secured by Liens
                  to Total Assets not to exceed          (per GAAP)                             $
                  .35 to 1.0                                                                    ----------
                                                    2.   Total Assets                           $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.
                                                                                                ----------
                                                    4.   .35 to 1.0 equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

----------------------------------------------------------------------------------------------------------
7.25(a)           EBITDA for preceding 12 months    1.   Earnings before interest,
                  to interest to exceed 1.75 to          taxes, depreciation and
                  1.0                                    amortization expense for
                                                         preceding 12 months                    $
                                                                                                ----------
                                                    2.   All interest on debt                   $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.
                                                                                                ----------
                                                    4.   3. exceeds 1.75 to 1.0
                                                         (yes or no)
                                                          ---                                   ----------
----------------------------------------------------------------------------------------------------------
7.25(b)           EBITDA for preceding 12 months    1.   Earnings before interest,
                  to Fixed Charges to exceed 1.75        taxes, depreciation and
                  to 1.0                                 amortization expense for
                                                         preceding 12 months                    $
                                                                                                ----------
                                                    2.   Fixed Charges                          $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.
                                                                                                ----------
                                                    4.   .3 exceeds 1.75 to 1.0
                                                         (yes or no)
                                                          ---                                   ----------
----------------------------------------------------------------------------------------------------------
7.26              Unencumbered NOI to interest on   1.   NOI from Property not subject
                  unsecured debt exceed 1.75 to          to Liens using greater of
                  1.0                                    actual capital expenditures and
                                                         reserves or $175/unit/year             $
                                                                                                ----------
                                                    2.   Debt not secured by Liens              $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.
                                                                                                ----------
                                                    4.   3. exceeds 1.75 to 1.0
                                                         (yes or no)
                                                          ---                                   ----------
----------------------------------------------------------------------------------------------------------
7.27              Distributions not to exceed 95%   1.   Distributions                          $
                  of funds from operations                                                      ----------
                                                    2.   Funds from operations                  $
                                                                                                ----------
                                                    3.   [1. divided by  2.] =                           %
                                                                                                ----------
                                                    4.   3. is less than or equal to 95%
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.28              Cost of unimproved real estate    1.   Cost of unimproved real estate         $
                  not to exceed 5% of Total Assets       (excluding Development Projects)       ----------
                                                                                                $
                                                    2.   Total Assets                           ----------

                                                    3.   [1. divided by  2.] =                           %
                                                                                                ----------
                                                    4.   5% equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.29(a)           Non-controlling interests in      1.   Non-controlling interests in
                  partnerships, joint ventures           partnerships, joint ventures
                  and similar entities not to            and similar entities                   $
                  exceed 10% of Total Assets                                                    ----------
                                                    2.   Total Assets                           $
                                                                                                ----------
                                                    3.   [1. divided by  2.] =                           %
                                                                                                ----------
                                                    4.   10% equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

----------------------------------------------------------------------------------------------------------
7.29(b)           Cash portion of                   1.   Cash portion of
                  controlling-interest stock             controlling-interest stock
                  purchase price not to exceed           purchase price                         $
                  10% of Total Assets                                                           ----------
                                                    2.   Total Assets                           $
                                                                                                ----------
                                                    3.   [1. divided by 2.] =                             %
                                                                                                ----------
                                                    4.   10% equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.29(c)           Non-cash portion of               1.   Non-cash portion of
                  controlling-interest stock not         controlling-interest stock             $
                  to exceeds 33 1/3% of Total                                                   ----------
                  Assets                            2.   Total Assets                           $
                                                                                                ----------
                                                    3.   [1. divided by 2.] =                             %
                                                                                                ----------
                                                    4.   33 1/3% equals or exceeds .3
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.30              Non-apartment projects not to     1.   Undepreciated book value of
                  exceed 7.5% of Total Assets            non-apartment projects                 $
                                                                                                ----------
                                                    2.   Total Assets                           $
                                                                                                ----------
                                                    3.   [1. divided by 2.] =                             %
                                                                                                ----------
                                                    4.   7.5% equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.31              Cost of Development Projects to   1.   Cost of Development Projects           $
                  undepreciated book value of                                                   ----------
                  Property not to exceed .15 to     2.   Undepreciated book value of
                  1.0                                    Property                               $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.                                %
                                                                                                ----------
                                                    4.   .15 to 1.00 equals or exceeds
                                                         3. (yes or no)                         ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.32              Notes receivable not to exceed    1.   Notes receivable                       $
                  10% of net worth                                                              ----------
                                                    2.   Net worth per GAAP                     $
                                                                                                ----------
                                                    3.   [1 divided by 2] =                               %
                                                                                                ----------
                                                    4.   10% equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
7.33              Total liabilities (per GAAP       1.   Total liabilities per GAAP
                  except include contingent              except grossed up to reflect
                  liabilities and exclude                contingent liabilities and
                  Debentures) to Market                  exclude Debentures                     $
                  Capitalization not to exceed                                                  ----------
                  .50 to 1.0.                       2.   Market Capitalization                  $
                                                                                                ----------
                                                    3.   Ratio of 1. to 2.
                                                                                                ----------
                                                    4.   .50 to 1.0 equals or exceeds 3.
                                                         (yes or no)                            ----------
                                                          ---
----------------------------------------------------------------------------------------------------------
                  Debt rating of at least BBB-      1.   S&P Rating
                  for S&P and Baa3 for Moody's                                                  ----------
                                                    2.   Moody's Rating
                                                                                                ----------
                                                    3.   Duff & Phelps Rating
                                                                                                ----------
                                                    4.   Fitch Rating
                                                                                                ----------
==========================================================================================================



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       37

                                   SCHEDULE II

                            [TO BE INSERTED-REGARDING
                        ITEM 4 OF COMPLIANCE CERTIFICATE]



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       38

                                  SCHEDULE III

                            [TO BE INSERTED-REGARDING
                        ITEM 5 OF COMPLIANCE CERTIFICATE]


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

                                   EXHIBIT "D"

                             EURODOLLAR RATE NOTICE

                                                      Re: Promissory Notes Dated
                                               effective as of November 25, 1997

         Pursuant to the terms and provisions of the Promissory Notes dated effective as of November 25, 1997, executed by CAMDEN PROPERTY TRUST ("Borrower") in connection with the Restatement and Amendment of Loan Agreement (the "Loan Agreement") dated of even date therewith between Borrower, NATIONSBANK OF TEXAS, N.A. ("Agent") and the Lenders named therein, Agent is hereby notified of Borrower's selection of the Eurodollar Rate as the Applicable Rate for calculating interest on the Notes as follows:

     1.   The Effective Date will be ______________________;

     2. The Interest Period will commence on the Effective Date and will expire on ______________________;

     3.   The Eurodollar Rate Principal will be $_________________;

     4.   The Applicable Rate is based on the Eurodollar Rate plus one and
          _______ percent (    %) and will be equal to _______ percent (    %)
          per annum.

Borrower hereby acknowledges and agrees that: (a) it has selected the Eurodollar Rate as set forth above as a basis for calculating the Applicable Rate for the Eurodollar Rate Principal and Interest Period set forth above; (b) the selection of the Eurodollar Rate is subject to the terms and conditions of the Loan Documents; (c) the terms have the same meanings as defined in the Promissory Notes and the Loan Agreement; and (d) Borrower represents and warrants that no Default or Potential Default has occurred and is continuing under the Loan Agreement.

         Please confirm the above selection by executing and returning the enclosed duplicate of this letter to the address set forth below.

Dated:                            , 199  .
      ----------------------------     --

                                    BORROWER:

ADDRESS:                            CAMDEN PROPERTY TRUST
Camden Property Trust
3200 Southwest Freeway, Suite 1500
Houston, Texas  77027
Attention:  G. Steven Dawson        By:
                                       ------------------------------------
                                         G. Steven Dawson, Senior Vice
                                         President of Finance and Chief
                                         Financial Officer


         Agent hereby confirms Borrower's selection of the Eurodollar Rate as set forth above.

                                    NATIONSBANK OF TEXAS, N.A., as Agent



                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       40

                                   EXHIBIT "E"

       SCHEDULE OF PARTIES, ADDRESSES, COMMITMENTS AND WIRING INFORMATION


===========================================================================================================
Borrower
-----------------------------------------------------------------------------------------------------------
Camden Property Trust
3200 Southwest Freeway
Suite 1500
Houston, Texas 77027
Attention: Mr. G. Steven Dawson
Tel No.: (713) 964-3533
Fax No.: (713) 964-3599
-----------------------------------------------------------------------------------------------------------
Lenders                                                             Commitment                 Commitment %
-----------------------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.                                          $35,000,000                 23.33333%
700 Louisiana, 5th Floor
Houston, Texas 77002
Attention: Real Estate Administration
Tel No.: (713) 247-6900
Fax No.: (713) 247-7321
Wiring Instructions:
         NationsBank of Texas, N.A.
         ABA # 111000025
         Corporate Loans FTA # 1292000883
         Re:  Camden Property Trust
         Attn.: Shelley Coppin (713) 247-6426
-----------------------------------------------------------------------------------------------------------
Bank of America National Trust and Savings                          $30,000,000                 20.00000%
    Association
5 Park Plaza, Suite 500
Irvine, California 92614
Attn: Carla Hudson
Tel No.: (714) 260-5772
Fax No.: (714) 260-5639
Wiring Instructions:
         Bank of America NT&SA
         ABA #121000358
         Account No.: 15032-00416
         Re: Camden (FF047)
         Attn: Maria Mora
-----------------------------------------------------------------------------------------------------------
Bank One, Texas, N.A.                                               $25,000,000                 16.66667%
910 Travis: 2nd Floor
Houston, Texas 77072-5860
Attn: Gloria Martinez
Tel No.: (713) 751-3847
Fax No.: (713) 751-3878
Wiring Instructions:
         Bank One, Texas, N.A.
         ABA #111000614
         Account No.: 0010021350
         Attn: Judy Anderson-Real Estate Administration
-----------------------------------------------------------------------------------------------------------


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

-----------------------------------------------------------------------------------------------------------
Fleet National Bank                                                 $30,000,000                 20.00000%
111 Westminster Street
Suite 800
Providence, Rhode Island 02903-2305
Attn: Carol Rooney, Loan Administrator
Tel No.: (401) 278-3949
Fax No.: (401) 278-5166
Wiring Instructions:
         Fleet National Bank
         Connecticut
         ABA # 0119900571
         Account No.: 1510351-03121
         Re: Camden Property Trust
         Attn: Carol Rooney
-----------------------------------------------------------------------------------------------------------
Union Bank of Switzerland                                           $30,000,000                 20.00000%
299 Park Avenue - 41st Floor
New York, New York  10171-0026
Attention:  Andeline Griffith, Asst. Vice President
Tel No.:  (212) 821-3412
Fax No.:  (212) 821-4138
Wiring Instructions:
         Union Bank of Switzerland
         ABA #:  026008439
         Account No.:  500038USIMPL7
         Re:  Camden Property Trust
         Attn:  Loan Administration - John O'Shea
===========================================================================================================
Total                                                              $150,000,000                    100%
===========================================================================================================


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

                                   EXHIBIT "F"

                        FORM OF ASSIGNMENT AND ACCEPTANCE


         This Assignment and Acceptance (the "Assignment and Acceptance") is made as of_________________________, 199__ ,(the "Effective Date"), between
___________________ (the "Assignor") and _____________________ (the "Assignee").

         Reference is made to that certain Restatement and Amendment of Loan Agreement dated effective as of November 25, 1997 (the "Loan Agreement") among Camden Property Trust, a Texas real estate investment trust ("Borrower"), NationsBank of Texas, N.A., a national banking association, individually and as agent for the Lenders defined therein (collectively, "Lenders"), and Lenders. This Assignment and Acceptance is executed and delivered pursuant to, and as contemplated in, the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement.

         The Assignor and the Assignee hereby covenant and agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, $________ of the Assignor's Commitment and outstanding principal debt, representing a Pro Rata Part of the Total Commitment of ___% as of the Effective Date. The foregoing interest for all events and circumstances shall be deemed such Assignee's Pro Rata Part (in addition to any other Pro Rata Part of Assignee, if any) in the Total Commitment, the outstanding principal balance of the Loan, the Loan Documents and all payments made to or received from Borrower pursuant to the Loan Documents and is subject to the terms and conditions provided in the Loan Documents.

         2. The Assignor (i) hereby represents and warrants to the Assignee that Assignor is the legal and beneficial owner of the Pro Rata Part being assigned by it hereunder and such interest is free and clear of any adverse claim, and
(ii) hereby represents and warrants that as of the date hereof the Pro Rata Part in the Total Commitment and the outstanding principal balance of the Loan being assigned hereunder is ___% without giving effect to assignments that are not yet effective.

         3. The Assignee hereby confirms and acknowledges that, except as specifically set forth herein, the Assignor: (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other person or entity which is a party to any of the Loan Documents (collectively, "Other Party"); and (iii) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by Borrower or any Other Party of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant thereto.

         4. The Assignee hereby: (i) confirms that it has received a copy of the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; and (ii) agrees that it will, independently and without reliance upon the Assignor or any other counterparty and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         5. The Assignee hereby: (i) appoints and authorizes Agent under the Loan Documents to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents; and (ii) agrees with the Assignor for the benefit of Agent and Borrower that it will perform all of the obligations which by the terms of the Loan Documents are required to be performed by it as a counterparty (including, without limitation, the obligation to make payments pursuant to the Loan Documents) and that it shall be liable directly to the Assignor, Agent, Borrower and, as provided in the Loan Agreement, to each Lender for the performance of such obligations.

         6. If the Assignee is organized under the laws of a jurisdiction outside the United States, it hereby represents and agrees that it has delivered or will within three (3) days after the date of the execution of this Agreement deliver to the Assignor and Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Assignee's exemption from United States withholding taxes with respect to any payment or distributions made or to be made to the Assignee with respect to the Loan Documents.

         7. As of the Effective Date, (i) the Assignee shall be a party to the Loan Documents and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a counterparty thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations in the Loan Documents with respect to the Pro Rata Part being assigned hereunder.

         8. The Assignee hereby represents and warrants as of the Effective
Date:



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       43

                  a. The Assignee has all necessary corporate power and authority to purchase and own the interest being assigned to it hereunder, and has all necessary corporate power and authority to perform all its obligations with respect to this Assignment and Acceptance;

                  b. The execution and delivery of this Assignment and Acceptance and all other instruments and documents executed in connection herewith have been duly authorized by all requisite corporate action of the Assignee; and

                  c. No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person is required in connection with this Assignment and Acceptance.

         9. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         11. Assignee's address for notices and payments under the Loan Agreement and this Assignment and Acceptance are set forth in Schedule 1 attached hereto and made apart hereof. Assignee may by notice in accordance with the Loan Agreement to the Assignor, Agent and Borrower change the address or telex number or facsimile number at which notices, communications and payments are to be given to it.

                                        ASSIGNOR:

                                        ---------------------------------------


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        ASSIGNEE:


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------


ACCEPTED BY AGENT THIS
     DAY OF
-----      -----------

AGENT:


------------------------------------
By:
   ---------------------------------
Title:
      ------------------------------



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       44

                     SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE


                  ADDRESS FOR NOTICES AND ACCOUNTS FOR PAYMENTS


Address:
        -------------------------------------------

        -------------------------------------------

        -------------------------------------------
                  Telecopier:
                             ----------------------

Account for Payments

Account No.:
            ---------------------------------------
Attention:
          -----------------------------------------

          -----------------------------------------
Reference:
          -----------------------------------------
Depositary:
           ----------------------------------------



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       45

                                   EXHIBIT "G"

                               BID RATE NOTE FORM


                                                                 Effective as of
$75,000,000.00                   Houston, Texas                November 25, 1997


         FOR VALUE RECEIVED, the undersigned, CAMDEN PROPERTY TRUST (herein called "Borrower"), hereby promises to pay to the order of _______________, a ___________________ ("Lender"), in immediately available funds in lawful money of the United States of America, at the address of Agent (as such term is defined in the hereinafter referenced Loan Agreement) which is 700 Louisiana, 5th Floor, in the City of Houston, Harris County, Texas 77002, or at such other place as may be from time to time designated by Lender by notice to Borrower, the lesser of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00) or the unpaid principal amount of the Bid Rate Loans (as defined in the Loan Agreement) made by Lender to Borrower pursuant to the Loan Agreement, payable at such times, and in such amounts, as are agreed to by Lender and Borrower pursuant to Section 3.7 of the Loan Agreement. The books and records of Agent shall be prima facie evidence of all sums due Lender.

         Borrower promises to pay interest on the unpaid principal amount of the Bid Rate Loans from the date such principal amount is disbursed until such principal amount is paid in full at such interest rates as are agreed to by Lender and Borrower pursuant to Section 3.7 of the Loan Agreement.

         This Note has been executed and delivered pursuant to the Restatement and Amendment of Loan Agreement (the "Loan Agreement") dated of even effective date herewith between Borrower, NationsBank of Texas, N.A., as Agent and for itself and other "Lenders" described therein. Capitalized terms used and not defined herein are used herein with the meanings given them in the Loan Agreement. This Note is one of the "Bid Rate Notes" referred to in the Loan Agreement. Reference is hereby made to the Loan Agreement for all purposes, including, but not limited to provisions regarding (a) the payment and prepayment hereof and the acceleration of the maturity hereof, certain of which provisions are contained in Section 3.7 and Article 4 of the Loan Agreement, (b) exercise of rights, powers, and remedies, (c) payment of the attorney's fees, court costs, and other costs of collection, and (d) certain waivers by Borrower and other obligors.

         It is the intent of Lender and Borrower and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury Law from time to time in effect. All agreements between Lender or any other holder hereof and Borrower (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable or received under this Note or under any of the other Loan Documents, or otherwise, exceed the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Rate, any such construction shall be subject to the provisions of this paragraph and such document shall, ipso facto, be automatically reformed and the interest payable shall be automatically reduced to the Maximum Rate, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value that is characterized as interest under applicable Law and that would apart from this provision be in excess of the Maximum Rate, an amount equal to the amount that would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or the other payor thereof if and to the extent such amount that would have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Rate. As used in this paragraph, the term "applicable Law" shall mean the Laws of the State of Texas or the federal Laws of the United States applicable to this transaction, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

         If more than one Person executes this Note as Borrower, all of said Persons shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other Person now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except any notices that are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor;
(ii) agree to any substitution, subordination, exchange or release of any such security or the release of any Person primarily or secondarily liable hereon;
(iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor;
(iv) consent to any extension or postponement of time of payment of this Note





                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                     46
for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Texas, and venue in the county in which payment is to be made as specified on the first page of this Note, for the enforcement of any and all obligations under the Loan Documents.

         This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Any alleged amendment which is not so documented shall not be effective as to any parties.

         THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                                    BORROWER:

                                    CAMDEN PROPERTY TRUST



                                    By:
                                       ------------------------------------
                                        G. Steven Dawson, Senior Vice President
                                        of Finance and Chief Financial Officer


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                       47

                                  EXHIBIT "H"

                         BID LOAN REQUEST CONFIRMATION

[DATE]

NationsBank of Texas, N.A.
as Agent for the Lenders party
to the Restatement and Amendment
of Loan Agreement referred to below

Attention:_________________________

Dear:______________________________

     The undersigned, Camden Property Trust ("Borrower"), refers to the Restatement and Amendment of Loan Agreement dated as of November 25, 1997 (the "Loan Agreement"), among Borrower, the Lenders named therein and NationsBank of Texas, N.A., as Agent. Capitalized terms used and not defined herein have the meanings assigned to them in the Loan Agreement. Borrower hereby confirms that it has, on the date hereof, given you notice pursuant to Section 3.7 of the Loan Agreement that it requests a Bid Rate Loan under the Loan Agreement, and in that connection sets forth below the terms on which such Bid Rate Loan is requested to be made:

     (A)  Type of Bid Rate Loan(1)
                                             ----------
     (B)  Date of Bid Rate Loan
                                             ----------
     (C)  Aggregate Principal                Base                Eurodollar
                                             ----                ----------
             Amount of Bid Rate
             Loan (2)                        $                   $
                                             ----------          ----------

     (D)  Maturities                         ----------          ----------

                                             ----------          ----------

                                             ----------          ----------

     (E)  If applicable, maximum             ----------          ----------
              amount requested for
              each maturity                  ----------          ----------

                                             ----------          ----------

     Upon acceptance of any or all of the Bids offered by Lenders in response to this request, Borrower shall be deemed to affirm as of such date the representations and warranties made in the Loan Agreement.

                                        BORROWER:

                                        CAMDEN PROPERTY TRUST


                                        By:
                                           ----------------------------------
                                              G. Steven Dawson, Senior Vice
                                              President of Finance and Chief
                                              Financial Officer



--------------------

1   Base or Eurodollar.

2   Not less than $10,000,000.00 and in integral multiples of $1,000,000.00.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997



                                       48

                                  EXHIBIT "I"

                               INVITATION TO BID

[NAME OF LENDER]
[ADDRESS]                                                               [DATE]

Attention:

     Reference is made to the Restatement and Amendment of Loan Agreement dated as of November 25, 1997 (the "Loan Agreement") among Camden Property Trust ("Borrower"), the Lenders named therein and NationsBank of Texas, N.A., as Agent for Lenders. Capitalized terms used and not defined herein have the meanings assigned to them in the Loan Agreement. Borrower made a Bid Rate Loan Request on ____________, _____ pursuant to Section 3.7 of the Loan Agreement, and in that connection you are invited to submit a Bid by [DATE] Your Bid must comply with Section 3.7 of the Loan Agreement and the terms set forth below on which the Bid Rate Loan Request was made.

     (A)   Type (Base or Eurodollar)
                                                       ------------------------

     (B)   Date of Proposed Bid Rate Loan Borrowing
                                                       ------------------------

                                                       Base          Eurodollar
                                                       ----          ----------
     (C)   Aggregate Principal Amount
           of Bid Rate Loan                            $             $
                                                       ---------      ---------
     (D)   Maturities and maximum
           amount, if different from
           (C), for any maturity                       ---------      ---------

                                                       ---------      ---------

                                                       ---------      ---------


                                          Very truly yours,

                                          NATIONSBANK OF TEXAS, N.A., as Agent



                                          By:
                                             ----------------------------------
                                          Printed Name:
                                                       ------------------------
                                          Title:
                                                -------------------------------



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
                                      49

                                  EXHIBIT "J"

                              CONFIRMATION OF BID

NationsBank of Texas, N.A.                                                [DATE]
 Agent for Lenders' party to the
 Restatement and Amendment of
 Loan Agreement referred to below

Attention:

     The undersigned [NAME OF BANK], refers to the Restatement and Amendment of Loan Agreement dated as of November 25, 1997 (the "Loan Agreement") among Camden Property Trust ("Borrower"), the Lenders named therein and NationsBank of Texas, N.A., as Agent for Lenders. Capitalized terms used and not defined herein have the meanings assigned to them in the Loan Agreement. The undersigned hereby confirms that on the date hereof it has made a Bid pursuant to Section 3.7 of the Loan Agreement, in response to the Bid Rate Loan Request made by Borrower on _______________, 199_, and in that connection sets forth below the terms on which such Bid is made:

(A)  Type (Fixed or Eurodollar)
                                                            ------------------
(B)  Date of proposed Bid Rate Loan Borrowing:
                                                            ------------------
(C)  Principal Amount

          Maximum:                                          $
                                                            ------------------
          Minimum:                                          $
                                                            ------------------
(D)  Rate

          Spread over Base
                                                            ------------------
          Spread over Eurodollar
                                                            ------------------
(E)  Maturity (and maximum
     amount, if applicable                                  ------------------
     for any maturity)
                                                            ------------------

                                                            ------------------

                                             Very truly yours,

                                             [NAME OF BANK]


                                             By:
                                                ------------------------------
                                             Printed Name:
                                                          --------------------
                                             Title:
                                                   ---------------------------

                                     Restatement and Amendment of Loan Agreement
                             50                    Dated as of November 25, 1997

                                  EXHIBIT "K"

                          NOTICE OF ACCEPTANCE OF BID

[NAME OF BANK]                                                            [DATE]
[ADDRESS]


Attention:

     Reference is made to the Restatement and Amendment of Loan Agreement dated as of November 25, 1997 (the "Loan Agreement") among Camden Property Trust ("Borrower"), the Lenders named therein and NationsBank of Texas, N.A., as Agent for Lenders. Capitalized terms used and not defined herein have the meanings assigned to them in the Loan Agreement. Borrower made a Bid Rate Loan Request on __________,_______ pursuant to Section 3.7 of the Loan Agreement, and in that connection you have submitted a Bid. Your Bid has been accepted as set forth below.

     (A)  Type of Bid Rate Loan (Fixed or Eurodollar)
                                                       -------------------------
     (B)  Date of Bid Rate Loan Borrowing
                                                       -------------------------

     (C)  Aggregate principal   Principal Amount     Maturity     Interest Rate
          amount of each Bid    ----------------     ---------    -------------
          maturity and interest
          rate

                                $
                                ----------------   --------------   ------------

                                ----------------   --------------   ------------

                                ----------------   --------------   ------------

                                ----------------   --------------   ------------

     In connection with delivery of the Bid Rate Loan Request, Borrower submitted the Advance Request as required pursuant to Section 3.5(a) of the Loan Agreement. Borrower hereby reaffirms all of the representations and warranties made in said Advance Request as of the date hereof.

                                             Very truly yours,

                                             CAMDEN PROPERTY TRUST


                                             By:
                                                --------------------------------
                                                  G. Steven Dawson, Senior Vice
                                                  President of Finance and
                                                  Chief Financial Officer


Agreed to:

NATIONSBANK OF TEXAS, N.A., as Agent


By:
   ---------------------------------------
Printed Name:
             -----------------------------
Title:
      ------------------------------------

                                     Restatement and Amendment of Loan Agreement
                                       51          Dated as of November 25, 1997

                                  EXHIBIT "L"

                                FORM OF GUARANTY

                        UNCONDITIONAL GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT is executed as of November 25, 1997, by the undersigned (each, a "Guarantor" and collectively, "Guarantors") for the benefit of the Loan Parties defined below.

                             W I T N E S S E T H :

     WHEREAS, Camden Property Trust, a Texas real estate investment trust ("Borrower"), may from time-to-time be indebted to the Loan Parties pursuant to that certain Restatement and Amendment of Loan Agreement dated November 25, 1997 (herein referred to, together with all amendments, modifications, or supplements thereof, as the "Credit Agreement"), by and between Borrower, each of the Lenders that are parties thereto (the "Lenders"), and NationsBank of Texas, N.A., a national banking association (the "Agent"), as Agent for the Lenders (the Lenders and the Agent, together with their respective successors and assigns are herein called the "Loan Parties");

     WHEREAS, capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement:

     WHEREAS, the Loan Parties are not willing to make loans under the Credit Agreement or otherwise extend credit to Borrower unless Guarantors jointly, severally, and unconditionally guarantee payment of all present and future indebtedness and obligations of Borrower to the Loan Parties under the Credit Agreement; and

     WHEREAS, Guarantors will benefit from the Loan Parties' extension of credit to Borrower;

     NOW, THEREFORE, as an inducement to the Loan Parties to enter into the Credit Agreement and to make loans to Borrower thereunder, and to extend such credit to Borrower as the Loan Parties may from time-to-time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally guarantees payment of the Guaranteed Debt (hereinafter defined) as more specifically described hereinbelow in Section 1.03 and hereby agrees as follows:

                                   ARTICLE I

                          NATURE AND SCOPE OF GUARANTY

     SECTION 1.01. DEFINITION OF GUARANTEED DEBT. As used herein, the term "Guaranteed Debt" means:

     (a) All principal, interest, fees, reasonable attorneys' fees, commitment fees, liabilities for costs and expenses, and other indebtedness, obligations, and liabilities of Borrower to the Loan Parties at any time created or arising in connection with the Credit Agreement, or any amendment thereto or substitution therefor, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to the Loan Parties arising under the Notes and under the other Loan Documents; and

     (b) All costs, expenses and fees, including, but not limited to court costs and reasonable attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to the Loan Parties described in item (a) of this Section 1.01.

Each Guarantor has been supplied a copy of the Credit Agreement and, in particular, has been advised of, read, and understood Section 7.35(b). To the extent that Guaranty Proceeds are actually distributed to holders of the Public Debt, Guarantor understands and agrees that the Guaranteed Debt shall not be deemed reduced by any such payment, and each Guarantor will continue to make payments pursuant to this Guaranty until such time as the Guaranteed Debt has been paid in full after taking into effect any distributions of Guaranty Proceeds to holders of the Public Debt.

     SECTION 1.02. GUARANTEED DEBT NOT REDUCED BY OFFSET. The indebtedness, liabilities, obligations, and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantors to the Loan Parties hereunder, shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense of Borrower, or any other party, against any Loan Party or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or any Guarantor's liability hereunder, to the extent that any Loan Party advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, each Guarantor is absolutely liable to make such payments to (and confer such benefits on) such Loan Party, on a timely basis.

     SECTION 1.03. GUARANTY OF OBLIGATION. Each Guarantor hereby jointly, severally, irrevocably and unconditionally guarantees to the Loan Parties (a) the due and punctual payment of the Guaranteed Debt, and (b) the timely performance of all other obligations now or hereafter owed by Borrower to the Loan Parties under the Credit

                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

Agreement. Guarantor hereby jointly, severally, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt each as primary obligor.

     SECTION 1.04. NATURE OF GUARANTY. This Guaranty Agreement is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection. This Guaranty Agreement may not be revoked by any Guarantor; provided, however, if, according to applicable law, it shall ever be determined or held that a guarantor under a continuing guaranty such as this Guaranty Agreement shall have the absolute right, notwithstanding the express agreement of such a guarantor otherwise, to revoke such guaranty as to Guaranteed Debt which has then not yet arisen, then a Guarantor may deliver to the Agent written notice, in addition to giving such notice as provided in
Section 5.02 hereof, that such Guarantor will not be liable hereunder for any Guaranteed Debt created, incurred, or arising after the giving of such notice, and such notice will be effective as to such Guarantor from and after (but not before) such times as said written notice is actually delivered to, in addition to giving such notice as provided in Section 5.02 hereof, and received by and receipted for in writing by the Agent; provided that such notice shall not in anywise affect, impair, or limit the liability and responsibility of any other person or entity with respect to any Guaranteed Debt theretofore existing or thereafter existing, arising, renewed, extended, or modified; provided further, that such notice shall not affect, impair, or release the liability and responsibility of such Guarantor with respect to Guaranteed Debt created, incurred, or arising (or in respect of any Guaranteed Debt agreed or contemplated, in any respect, to be created, whether advanced or not and whether committed to by the Loan Parties or not, including, without limitation, any discretionary advances or extensions of credit which may be made by any Loan Party at its option in the future under any type of loan or credit agreement, arrangement or undertaking) prior to the receipt of such notice by the Agent as aforesaid, or in respect of any renewals, extensions, or modifications of such Guaranteed Debt, or in respect of interest or costs of collection thereafter accruing on or with respect to such Guaranteed Debt, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Guaranteed Debt, and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by such Guarantor. The fact that at any time or from time-to-time the Guaranteed Debt may be increased, reduced, or paid in full shall not release, discharge, or reduce the obligation of such Guarantor with respect to indebtedness or obligations of Borrower to the Loan Parties thereafter incurred (or other Guaranteed Debt thereafter arising) under the Credit Agreement, the Notes, or otherwise. This Guaranty Agreement may be enforced by the Loan Parties and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

     SECTION 1.05.  PAYMENT BY GUARANTOR.    If all or any part of the
Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, then Guarantor shall, immediately upon demand by the Agent, and without presentment, protest, notice of protest, notice of nonpayment, notice of intention to accelerate or acceleration, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to the Agent, for the benefit of the Loan Parties, at the Agent's principal office in Dallas, Texas. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time-to-time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with Section 5.02 hereof.

     SECTION 1.06.  PAYMENT OF EXPENSES.     In the event that any Guarantor
should breach or fail to timely perform any provisions of this Guaranty Agreement, then each Guarantor shall, immediately upon demand by the Agent, pay to the Agent, for the benefit of the Loan Parties, all costs and expenses (including court costs and reasonable attorneys' fees) incurred by the Loan Parties in the enforcement hereof or the preservation of the Loan Parties' rights hereunder. The covenant contained in this Section 1.06 shall survive the payment of the Guaranteed Debt.

     SECTION 1.07.  NO DUTY TO PURSUE OTHERS.     It shall not be necessary for
any Loan Party (and each Guarantor hereby waives any rights which such Guarantor may have to require and Loan Party), in order to enforce such payment by any Guarantor, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (b) enforce the Loan Parties' rights against any security which shall ever have been given to secure the Guaranteed Debt, (c) enforce the Loan Parties's rights against any other guarantors of the Guaranteed Debt, (d) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement,
(e) exhaust any remedies available to the Loan Parties against any security which shall ever have been given to secure the Guaranteed Debt, or (f) resort to any other means of obtaining payment of the Guaranteed Debt. The Loan Parties shall not be required to mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Debt. Further, each Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including without limitation, any rights pursuant to Rule 31, Texas Rules of Civil Procedure, Articles 1986 and 1987, Revised Civil Statutes of Texas and Chapter 34 of the Texas Business and Commerce Code.

     SECTION 1.08. WAIVER OF NOTICES, ETC. Each Guarantor agrees to the provisions of the Credit Agreement (including without limitation, Section 11.1 thereof, which provides for mandatory arbitration), the Notes, and the other Loan Documents, and hereby waives notice of (a) any loans or advances made by any Loan Party to Borrower, (b) acceptance of this Guaranty Agreement, (c) any amendment or extension of the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document pertaining to all or any part of the Guaranteed Debt, (d) the execution and delivery by Borrower and any Loan Party of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (e) the occurrence of any Default or Potential Default, (f) any Loan Party's transfer or disposition of the Guaranteed Debt, or any part thereof, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt,

                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

(h) protest, proof of nonpayment, or default by Borrower, or (i) any other action at any time taken or omitted by any Loan Party, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Credit Agreement, the Notes, the other Loan Documents, and any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

     Section 1.09.  EFFECT OF BANKRUPTCY, OTHER MATTERS.    In the event that,
pursuant to any insolvency, bankruptcy, reorganization, receivership, or other debtor relief law, or any judgment, order, or decision thereunder, or for any other reason, (a) any Loan Party must rescind or restore any payment, or any part thereof, received by such Loan Party in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to any Guarantor by such Loan Party shall be without effect, and this Guaranty Agreement shall remain in full force and effect, (b) Borrower shall cease to be liable to the Loan Parties for any of the Guaranteed Debt (other than by reason of the indefeasible payment in full thereof by Borrower), the obligations of the Guarantors under this Guaranty Agreement shall remain in full force and effect. It is the intention of the Loan Parties and Guarantors that Guarantors' obligations hereunder shall not be discharged except by Guarantors' performance of such obligations and then only to the extent of such performance. Without limiting the generality of the foregoing, it is the intention of the Loan Parties and Guarantors that the filing of any bankruptcy or similar proceeding by or against Borrower or any person or party obligated on any portion of the Guaranteed Debt shall not affect the obligations of Guarantors under this Guaranty Agreement or the rights of the Loan Parties under this Guaranty Agreement, including, without limitation, the right or ability of the Loan Parties to pursue or institute suit against Guarantor for the entire Guaranteed Debt.

                                   ARTICLE II

                ADDITIONAL EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Each Guarantor hereby consents and agrees to each of the following, and agrees that such Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

     Section 2.01. MODIFICATIONS, ETC. Any renewal, extension, increase, modification, alteration, or rearrangement of all or any part of the Guaranteed Debt, or of the Credit Agreement, the Notes, or any other Loan Document;

     Section 2.02.  ADJUSTMENT, ETC.   Any adjustment, indulgence,
forbearance, or compromise that might be granted or given by any Loan Party to Borrower or Guarantor;

     Section 2.03. CONDITION, COMPOSITION OR STRUCTURE OF BORROWER OR GUARANTOR. The insolvency, bankruptcy, arrangement, adjustment, composition, structure, liquidation, disability, dissolution, or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or such Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or such Guarantor, or any changes in name, business, location, composition, structure, or changes in the shareholders, partners, or members (whether by accession, secession, cessation, death, dissolution, transfer of assets, or other matter) of Borrower or such Guarantor; or any reorganization of Borrower or such Guarantor;

     Section 2.04.  INVALIDITY OF GUARANTEED DEBT.     The invalidity,
illegality, or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (c) the officers or representatives executing the Credit Agreement, the Notes, the other Loan Documents, or other documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (d) the Guaranteed Debt violates applicable usury laws, (e) Borrower has valid defenses, claims, or offsets (whether at law, in equity, or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (f) the creation, performance, or repayment of the Guaranteed Debt (or the execution, delivery, and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible, or unenforceable, or (g) the Credit Agreement, the Notes, the other Loan Documents, or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic.

     Section 2.05.  RELEASE OF OBLIGORS.     Any full or partial release of the
liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Each Guarantor that Such Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Such Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Guaranteed Debt, or that the Loan Parties will look to other parties to perform the Guaranteed Debt; notwithstanding the foregoing, Guarantors do not hereby waive or release (expressly or impliedly) any rights of subrogation, reimbursement, or contribution which it

                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
may have, after payment in full of the Guaranteed Debt, against others liable on the Guaranteed Debt; Guarantors' rights of subrogation and reimbursement are, however, subordinate to the rights and claims of the Loan Parties;

     SECTION 2.06. OTHER SECURITY. The taking or accepting of any other security, collateral, or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

     SECTION 2.07. RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including without limitation negligent, willful, unreasonable, or unjustifiable impairment) of any collateral, property, or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

     SECTION 2.08. CARE AND DILIGENCE The failure of any Loan Party or any other party to exercise diligence or reasonable care or act, fail to act, or comply with any duty in the administration, preservation, protection, enforcement, sale application, disposal, or other handling or treatment of all or any part of Guaranteed Debt or any collateral, property, or security at any time securing any portion thereof, including, without limiting the generality of the foregoing, the failure to conduct any foreclosure or other remedy fairly, in a commercially reasonable manner, or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act;

     SECTION 2.09. STATUS OF LIENS. The fact that any collateral, security, security interest, or lien contemplated or intended to be given, created, or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Guaranty agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the collateral for the Guaranteed Debt; notwithstanding the foregoing, Guarantors do not hereby waive or release (expressly or impliedly) any right to be subrogated to the rights of the Loan Parties in any collateral or security for the Guaranteed Debt after payment in full of the Guaranteed Debt; Guarantor's rights of subrogation are, however, subordinate to the rights, claims, liens and security interests of the Loan Parties;

     SECTION 2.10. OFFSET. Any existing or future right of offset, claim, or defense of Borrower against the Loan Parties, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim, or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise;

     SECTION 2.11. MERGER. The reorganization, merger, or consolidation of Borrower or any Guarantor into or with any other corporation or entity;

     SECTION 2.12. PREFERENCE. Any payment by Borrower to any Loan Party is held to constitute a preference under bankruptcy laws, or for any reason any Loan Party is required to refund such payment or pay such amount to Borrower or someone else; or

     SECTION 2.13. OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood or risk that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     To induce the Loan Parties to enter into the Credit Agreement and extend credit to Borrower, each Guarantor represents and warrants to the Loan Parties that:

     Section 3.01. BENEFIT. Such Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty and the Guaranteed Debt;

     Section 3.02. FAMILIARITY AND RELIANCE. Such Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, such Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement;

     Section 3.03. NO REPRESENTATION BY THE LOAN PARTIES. No Loan Party or any other party has made any representation, warranty, or statement to such Guarantor in order to induce such Guarantor to execute this Guaranty Agreement.

     Section 3.04. GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty Agreement and the contingent obligation evidenced hereby, such Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities, and debts;

                                    Restatement and Amendment of Loan Agreement
                                                  Dated as of November 25, 1997

     SECTION 3.05.  DIRECTORS' DETERMINATION OF BENEFIT.    The Board of
Directors of such Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits such Guarantor and is in the best interests of such Guarantor;

     SECTION 3.06. LEGALITY. The execution, delivery and performance by Such Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder (a) have been duly authorized by all necessary trust action of Such Guarantor, and (b) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Such Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement, or other instrument to which Such Guarantor is a party or which may be applicable to Such Guarantor or any of its assets, or violate any provisions of its Trust Agreement, Bylaws, or any other organizational document of Such Guarantor; this Guaranty Agreement is a legal and binding obligation of Such Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; and

     SECTION 3.07. SURVIVAL. All representations and warranties made by such Guarantor herein shall survive the execution hereof.

                                   ARTICLE IV

                     SUBORDINATION OF CERTAIN INDEBTEDNESS

     SECTION 4.01. SUBORDINATION OF GUARANTOR CLAIMS. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to any Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of any Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of such Guarantor's payment of all or a portion of the Guaranteed Debt. Until the Guaranteed Debt shall be paid and satisfied in full and each Guarantor shall have performed all of its obligations hereunder, if a Potential Default or Default exists, then no Guarantor shall receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     SECTION 4.02   CLAIMS IN BANKRUPTCY.    In the event of receivership,
bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Loan Parties shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee, or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to the Loan Parties. Should any Loan Party receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to such Guarantor, and which, as between Borrower and such Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to the Loan Parties in full of the Guaranteed Debt, such Guarantor shall become subrogated to the rights of the Loan Parties to the extent that such payments to the Loan Parties on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if the Loan Parties had not received dividends or payments upon the Guarantor Claims.

     SECTION 4.03. PAYMENTS HELD IN TRUST. In the event that, notwithstanding Sections 4.01 and 4.02 above, a Guarantor should receive any funds, payment, claim or distribution which is prohibited by such Sections, Guarantors agrees to hold in trust for the Loan Parties, in kind, all funds, payments, claims, or distributions so received, and agree that such Guarantor shall have absolutely no dominion over such funds, payments, claims, or distributions so received except to pay them promptly to the Agent, for the benefit of the Loan Parties, and such Guarantor promptly pay the same to the Agent, for the benefit of the Loan Parties.

     SECTION 4.04. LIENS SUBORDINATE. Guarantors agree that any liens, security interests, judgement liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgement liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of any Guarantor or the Loan Parties presently exist or are hereafter created or attach. Without the prior written consent of the Agent, no Guarantor shall (a) exercise or enforce any creditor's right it may have against Borrower, or (b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments, or other encumbrances on assets of Borrower held by any Guarantor.

     SECTION 4.05.  NOTATION OF RECORDS.     All promissory notes, accounts
receivable ledgers, or other evidences of the Guarantor Claims accepted by or held by any Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

                                   ARTICLE V

                                 MISCELLANEOUS


          Section 5.01. WAIVER. No failure to exercise, and no delay in exercising, on the part of any Loan Party, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Loan Parties hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

          Section 5.02. NOTICES. Any notices or other communications required or permitted to be given by this Guaranty Agreement must be (a) given in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, or (b) made by tested telex delivered or transmitted, to the party to whom such notice or communication is directed, to the address of such party as follows:

                      Guarantors:         Camden Subsidiary, Inc.
                                          c/o Camden Property Trust
                                          3200 Southwest Freeway
                                          Suite 1500
                                          Houston, Texas  77027
                                          Attention: Mr. G. Steven Dawson

                                          Camden Operating, L.P.
                                          c/o Camden Property Trust
                                          3200 Southwest Freeway
                                          Suite 1500
                                          Houston, Texas  77027
                                          Attention: Mr. G. Steven Dawson

                     Loan Parties:        NationsBank of Texas, N. A., as Agent
                                          700 Louisiana, 5th Floor
                                          Houston, Texas  77002
                                          Attention:  Real Estate Administration

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid, or, if transmitted by telex, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty Agreement by giving notice of such change to the other party pursuant to this Section 5.02.

          Section 5.03. GOVERNING LAW. This Guaranty Agreement has been prepared, and is intended to be performed in the State of Texas, and the substantive laws of such state shall govern the validity, construction, enforcement, and interpretation of this Guaranty Agreement. For purposes of this Guaranty Agreement and the resolution of disputes hereunder, each Guarantor hereby irrevocably submits and consents to, and waives any objection to, the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the City of Houston, Texas.

          Section 5.04. INVALID PROVISIONS. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

          Section 5.05. ENTIRETY AND AMENDMENTS. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

          Section 5.06. PARTIES BOUND; ASSIGNMENT. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that no Guarantor may, without the prior written consent of the Agent, assign any of its rights, powers, duties, or obligations hereunder.

          Section 5.07. HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.


                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

          SECTION 5.08. MULTIPLE COUNTERPARTS. This Guaranty Agreement may be executed in amy number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

          SECTION 5.09. RIGHTS AND REMEDIES. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Loan Parties, by endorsement or other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of the Loan Parties hereunder shall be cumulative of any and all other rights that the Loan Parties (or any of them) may ever have against Guarantors. The exercise by the Loan Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.


          EXECUTED as of the day and year first above written.


                                            GUARANTORS:



                                            ------------------------------------



                                            By:
                                               ---------------------------------

                                                 Name:
                                                      --------------------------

                                                 Title:
                                                       -------------------------














                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997

                                  EXHIBIT "M"

                                  ADVANCE NOTE

                                                                Effective as of
$                                Houston, Texas               November 25, 1997
 -----------


          FOR VALUE RECEIVED, the undersigned, CAMDEN PROPERTY TRUST (herein called "Borrower"), hereby promises to pay to the order of ____________________, a __________________________ ("Lender"), in immediately available funds in lawful money of the United States of America, at the address of Agent (as such term is defined in the hereinafter referenced Loan Agreement) which is 700 Louisiana, 5th Floor, in the City of Houston, Harris County, Texas 77002, or at such other place as may be from time to time designated by Lender by notice to Borrower, the lesser of ___________________ and NO/100 DOLLARS ($______) or the unpaid principal amount of the Advances (as defined in the Loan Agreement) made by Lender to Borrower pursuant to the Loan Agreement, payable at such times, and in such amounts, as are set forth in the Loan Agreement. The books and records of Agent shall be prima facie evidence of all sums due Lender.

          Borrower promises to pay interest on the unpaid principal amount of the Advances made by Lender to Borrower from the date such principal amount is disbursed to Borrower until such principal amount is paid in full at such interest rates as are set forth in the Loan Agreement.

          This Note has been executed and delivered pursuant to the Restatement and Amendment of Loan Agreement (the "Loan Agreement") dated of even effective date herewith between Borrower, NationsBank of Texas, N.A., as Agent and for itself and other "Lenders" described therein. Capitalized terms used and not defined herein are used herein with the meanings given them in the Loan Agreement. This Note is one of the "Advance Notes" referred to in the Loan Agreement. Reference is hereby made to the Loan Agreement for all purposes, including, but not limited to provisions regarding (a) the payment and prepayment hereof and the acceleration of the maturity hereof, certain of which provisions are contained in Article 4 of the Loan Agreement, (b) exercise of rights, powers, and remedies, (c) payment of attorney's fees, court costs, and other costs of collection, and (d) certain waivers by Borrower and other obligors.

          It is the intent of Lender and Borrower and all parties to the Loan Documents to conform to and contract in strict compliance with applicable usury Law from time to time in effect. All agreements between Lender or any other holder hereof and Borrower (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable or received under this Note or under any of the other Loan Documents, or otherwise, exceed the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Rate, any such construction shall be subject to the provisions of this paragraph and such document shall, ipso facto, be automatically reformed and the interest payable shall be automatically reduced to the Maximum Rate, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value that is characterized as interest under applicable Law and that would apart from this provision be in excess of the Maximum Rate, an amount equal to the amount that would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or the other payor thereof if and to the extent such amount that would have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Rate. As used in this paragraph, the term "applicable Law" shall mean the Laws of the State of Texas or the federal Laws of the United States applicable to this transaction, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

          If more than one Person executes this Note as Borrower, all of said Persons shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other Person now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except any notices that are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any Person primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences



                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997
with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Texas, and venue in the county in which payment is to be made as specified on the first page of this Note, for the enforcement of any and all obligations under the Loan Documents.

          This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Any alleged amendment which is not so documented shall not be effective as to any parties.

          THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.


          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.


                                                  BORROWER:

                                                  CAMDEN PROPERTY TRUST



                                                  By:
                                                     -----------------------
                                                        G. Steven Dawson,
                                                        Senior Vice President
                                                        of Finance and Chief
                                                        Financial Officer







                                     Restatement and Amendment of Loan Agreement
                                                   Dated as of November 25, 1997